Exhibit 10.3

INTERCREDITOR AGREEMENT THIS INTERCREDITOR AGREEMENT (this "Agreement"), dated as of October 2, 2019, is by and between Encina Business Credit, LLC, as the ABL Agent (as defined below) for the ABL Lender Parties (as defined below), Deerfield Mgmt, L.P., as the Term Loan Agent (as defined below), and the Term Loan Lenders (as defined below), which such Term Loan Lenders include as of the date hereof Deerfield Private Design Fund III, L.P. and Deerfield Special Situations Fund, L.P. R E C I T A L S: A.The ABL Agent, Neos Therapeutics, Inc., a Delaware corporation (the "Company"), Neos Therapeutics Brands, LLC, a Delaware limited liability company ("NT Brands"), Neos Therapeutics, LP, a Texas limited partnership ("NT LP"), and each of the Subsidiaries of the Company that are or may from time to time become parties thereto as borrowers in accordance with the terms thereof (together with the Company, NT Brands and NT LP, collectively the "Borrowers"), Neos Therapeutics Commercial, LLC, a Delaware limited liability company, as a “Loan Party Obligor” (as defined in the below-defined ABL Credit Agreement), PharmaFab Texas, LLC, a Texas limited liability company (as defined in the below-defined ABL Credit Agreement), the other Obligors that are or may from time to time become parties thereto as a “Loan Party Obligor” (as defined in the below-defined ABL Credit Agreement) in accordance with the terms thereof and the ABL Lenders have entered into that certain Loan and Security Agreement dated as of the date hereof (such agreement, as amended, restated, supplemented or otherwise modified from time to time as permitted hereunder, the "ABL Credit Agreement"), pursuant to which the ABL Lenders may, subject to the terms and conditions thereof, make loans and provide other financial accommodations to Borrowers and the other Obligors secured by liens on and security interests in the Collateral (as defined herein). B. The Term Loan Lenders, the Company, as a borrower, and each of the Company’s Subsidiaries that may from time to time become parties thereto have entered into that certain Facility Agreement dated as of May 11, 2016 (such agreement, as amended, restated, supplemented or otherwise modified on or prior to the date hereof (and as may be further amended, restated, supplemented or otherwise modified from time to time as permitted hereunder), the "Term Credit Agreement"), pursuant to which the Term Loan Lenders may, subject to the terms and conditions thereof, continue to make term loans and other financial accommodations to the Company and the other Obligors secured by liens on and security interests in the Collateral. C. The ABL Agent, on behalf of the ABL Lender Parties and the Term Loan Lender Parties desire to enter into this Agreement to, among other things, confirm the relative priorities of the Liens (as defined herein) of the ABL Agent, on behalf of the ABL Lender Parties and the Term Loan Agent, on behalf of the Term Loan Lender Parties, in the assets and properties of the Obligors. In consideration of the mutual benefits accruing to the ABL Agent, the other ABL Lender Parties, the Term Loan Agent and the other Term Loan Lender Parties hereunder, and for other 10587065v23 9/30/2019 3:12 PM good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows: SECTION 1. DEFINITIONS All terms (whether capitalized or not) defined in the UCC as in effect in the State of New York, unless otherwise defined herein, shall have the meanings set forth therein. In addition, as used in this Agreement (including in the preamble and recitals above), the following terms shall have the meanings ascribed to them below (all references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural): "ABL Agent" shall mean Encina Business Credit, LLC in its capacity as agent for the ABL Lender Parties, and its successors and assigns in such capacity (including any New ABL Agent that is deemed to be the ABL Agent pursuant to Section 2.13(d)). “ABL Cash Collateral” shall have the meaning assigned to such term in Section 4.2(b). "ABL Credit Agreement" shall have the meaning assigned to such term in the Recitals of this Agreement. "ABL Debt" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Obligor to the ABL Agent and/or ABL Lenders evidenced by or arising under the ABL Loan Documents owed to the ABL Lender Parties or their affiliates, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the ABL Loan Documents or after the commencement of any Insolvency Proceeding with respect to any Obligor (and including, without limitation, the payment of interest, fees, costs and other charges which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such interest, fees, costs and other charges are allowed or allowable in whole or in part in any such Insolvency Proceeding), and in each case, whether or not allowed or allowable in an Insolvency Proceeding. "ABL Default" shall mean an Event of Default under the ABL Credit Agreement. "ABL Deficiency Claim" shall mean any portion of the ABL Debt consisting of an allowed unsecured claim under Section 506(a) of the Bankruptcy Code (or any similar provision under any other law governing an Insolvency Proceeding). "ABL Lender Parties" shall mean the ABL Agent and the ABL Lenders. "ABL Lenders" shall mean the "Lenders" as defined in the ABL Credit Agreement (including, for the avoidance of doubt, such Persons (other than, for the avoidance of doubt, any Obligor) now or hereafter party to the ABL Credit Agreement, and their respective successors and assigns as contemplated thereunder). -2-

"ABL Loan Documents" shall mean the ABL Credit Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Obligor or any other Person with, to or in favor of the ABL Lenders and/or the ABL Agent in connection therewith or related thereto (including, without limitation, the "Loan Documents" as defined in the ABL Credit Agreement), as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, replaced, renewed, Refinanced (to the extent expressly permitted by this Agreement) or restated, except in violation of Section 2.13(a). "ABL Loan Maximum Amount" shall mean, as of any date of determination, the result of the sum of (which amount shall be increased by the amount of all interest, fees, costs, expenses and indemnities accrued or charged with respect to any of the ABL Debt in accordance with the ABL Credit Agreement (other than Excess ABL Debt), whether or not capitalized, in each case, other than in connection with amendments, restatements, supplements and other modifications expressly prohibited by this Agreement, as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the ABL Debt (and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding): (a) the lesser of (i) $27,500,000 minus permanent reductions with respect to the revolving loan commitments (so long as any repayments required to be made under the ABL Credit Agreement in connection with such commitment reductions, if any, have been made, and excluding (A) commitment reductions in connection with a Refinancing thereof that is expressly permitted under this Agreement or (B) any termination of commitments upon an Insolvency Proceeding or the acceleration of the ABL Debt when any ABL Debt is outstanding at such time), and (ii) the sum of (x) 100% of the Borrowing Base, plus (y) the Inadvertent Overadvance Amount; plus (b) solely in the case of a DIP Financing, the lesser of (i) $2,500,000 and (ii) 10% of the outstanding revolving loan commitments under the ABL Credit Agreement, minus, with respect to this clause (ii), permanent reductions with respect to the revolving loan commitments (so long as any repayments required to be made under the ABL Credit Agreement in connection with such commitment reductions, if any, have been made, and excluding (A) commitment reductions in connection with a Refinancing thereof that is expressly permitted under this Agreement or (B) any termination of commitments upon an Insolvency Proceeding or the acceleration of the ABL Debt when any ABL Debt is outstanding at such time). "ABL Loans" shall mean the "Revolving Loans" under (and as defined in) the ABL Credit Agreement. "ABL Priority Collateral" shall mean all Collateral of the Obligors consisting of the following (including for the avoidance of doubt, any such assets that, but for the application of -3-

Section 552 of the Bankruptcy Code (or any similar provision of any foreign Bankruptcy Laws), would be ABL Priority Collateral): (1) identifiable constituting all Accounts (other than Accounts constituting Term Loan Priority Collateral or proceeds of Term Loan Priority Collateral but expressly including Accounts ABL Priority Inventory A/R Proceeds) and all Returned Goods previously and directly giving rise to Accounts that are not Term Loan Priority Collateral or proceeds thereof (which proceeds, shall not include, for the avoidance of doubt, any ABL Priority Inventory A/R Proceeds); (2) all ABL Priority Inventory A/R Proceeds; (3) all cash, money and cash equivalents (other than cash, money and cash equivalents (i) constituting Term Loan Priority Collateral or identifiable proceeds of Term Loan Priority Collateral (other than, for the avoidance of doubt, cash solely and directly generated from sales of Inventory giving rise to Accounts except to the extent expressly set forth in clause (1) above) or (ii) held in or on deposit in the Term Priority Deposit Account, except solely to the extent constituting identifiable cash proceeds of ABL Priority Collateral)); (4) all ABL Priority Deposit Accounts and all cash held therein except, in each case, (i) identifiable Term Loan Priority Collateral or identifiable proceeds thereof or (ii) cash held in or on deposit in the Term Priority Deposit Account (except solely to the extent constituting identifiable cash proceeds of ABL Priority Collateral); (5) solely to the extent evidencing or governing any of the items referred to in the preceding clauses (1) through (3) constituting ABL Priority Collateral and not otherwise specifically referenced therein, all Documents, General Intangibles (including all rights under contracts but excluding any Intellectual Property and any Equity Interests), Instruments (including Promissory Notes), and Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper); (6)to the extent solely and directly both relating to and supporting any of the items referred to in the preceding clauses (1) through (4) constituting ABL Priority Collateral, all Supporting Obligations and Letter-of-Credit Rights; (7)all Books and Records reasonably relating to, evidencing or governing the items referred to in the preceding clauses (1) through (5) constituting ABL Priority Collateral (including all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic, which contain any specific information relating to, evidencing or governing any of the items referred to in the preceding clauses (1) through (5) constituting ABL Priority Collateral but, in each case, excluding any Intellectual Property and any Books and Records with respect to Equity Interests); provided that to the extent that any of the foregoing also evidence, govern, secure or otherwise reasonably relate to any Term Loan Priority Collateral, only that portion that separately evidences, governs, secures or reasonably relates to the ABL Priority Collateral shall constitute ABL Priority Collateral; and (8) all cash, money, cash equivalents, insurance proceeds (including, proceeds or rights to the extent received on account of losses related to the foregoing, but, for the avoidance -4-

of doubt, excluding any proceeds, payments, other amounts or other items from business interruption insurance or representation and warranty insurance (which shall not be ABL Priority Collateral under any circumstance)), Instruments, Securities and Financial Assets received as proceeds of any of the foregoing; and all Proceeds of any of the items referred to in the preceding clauses (1) through (6). Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, except as expressly set forth above, ABL Priority Collateral shall not include any Inventory, Equipment, Equity Interests, Intellectual Property, Securities Accounts (and all cash, cash equivalents, assets and other items located or maintained therein except to the extent constituting identifiable proceeds of ABL Priority Collateral), Commodity Accounts (and all cash, cash equivalents, assets and other items located or maintained therein except to the extent constituting identifiable proceeds of ABL Priority Collateral), the Term Priority Deposit Accounts (except solely to the extent constituting identifiable cash proceeds of ABL Priority Collateral), Goods, Fixtures, leasehold interests, Investment Property, Chattel Paper, Instruments, General Intangibles, business interruption insurance proceeds, representation and warranty insurance proceeds, tax refunds and tax rebates and any proceeds of any of the foregoing; provided that ABL Priority Collateral shall expressly include Accounts constituting ABL Priority Inventory A/R Proceeds. "ABL Priority Debt" shall mean all ABL Debt, excluding any portion of principal which exceeds the ABL Loan Maximum Amount, and any interest, charges, fees, premiums and expenses on account, or in respect, of such excess portion. “ABL Priority Deposit Accounts” shall mean the collection Deposit Accounts, lockbox accounts and Deposit Accounts of the Obligors into which proceeds of revolving loans under the ABL Credit Agreement are directly funded, in each case, that are (a) maintained at First Republic Bank (routing number with account number or and (b) agreed to in writing between the ABL Agent and the Term Loan Lenders to be an ABL Priority Deposit Account. “ABL Priority Inventory A/R Proceeds” shall mean all Accounts that are Proceeds of Inventory from the sales of Inventory in the ordinary course of business of the Obligors, whether or not an Insolvency Proceeding has been commenced by any Obligor. “ABL Purchase Price” shall have the meaning assigned to such term Section 3.2. "ABL Secured Claim" shall mean any portion of the ABL Debt not constituting an ABL Deficiency Claim. "Account" shall mean, as to any Obligor, any "account" as defined in the UCC. "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly: controls, or is controlled by, or is under common control with, such (a) Person; or -5-

is a general partner, manager or managing member of such Person. (b) Without limiting the foregoing, a Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote ten percent (10%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Unless expressly stated otherwise herein, no Term Loan Lender Party (regardless of whether it owns any Equity Interests in any Obligor or any of its Subsidiaries) shall be deemed an Affiliate of any Obligor or any of its Subsidiaries. "Agent" and "Agents" shall mean, individually or collectively as the context may require, the ABL Agent and the Term Loan Agent, and their respective successors and assigns. "Agreement" shall have the meaning assigned to such term in the Preamble of this Agreement. “Applicable ABL Prepayment Premium Amount” shall have the meaning assigned to such term Section 3.2. “Assignment Agreement” shall mean that certain Form of Assignment and Assumption attached hereto as Exhibit B (or such other assignment agreement agreed to between the ABL Agent and the Term Loan Lender Parties). "Bankruptcy Code" shall mean the provisions of title 11 of the United States Code, 11 U.S.C. §§101 et seq. "Bankruptcy Laws" shall mean the Bankruptcy Code and any other U.S. federal, state or foreign bankruptcy, insolvency, receivership, assignment for the benefit of creditors or similar law affecting creditors' rights. "Books and Records" shall mean all books, records, ledger cards, files, correspondence, customer lists, invoices, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information directly relating to any of the Collateral or are otherwise necessary in the collection thereof or realization thereupon. "Borrowers" shall have the meaning assigned to such term in the Recitals of this Agreement. "Borrowing Base" shall mean the "Borrowing Base" as defined in the ABL Credit Agreement as in effect on the date hereof and as determined by the ABL Agent in accordance with the ABL Credit Agreement as in effect on the date hereof based upon the most recent "Borrowing Base Certificate" (or similar report in any ABL Credit Agreement delivered in connection with the ABL Loan Documents or the ABL Debt) received by the ABL Agent. "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York are authorized or required to close. -6-

“Cash Collateral” shall have the meaning assigned to such term in Section 4.2(b). "Collateral" shall mean all assets and properties of any kind whatsoever, real or personal, tangible or intangible and wherever located, whether now owned or hereafter acquired, of any Obligor on which a Lien is granted under any of the Documents. “Company” shall have the meaning assigned to such term in the Recitals of this Agreement. "Debt" shall mean, individually or collectively as the context requires, the ABL Debt and the Term Debt. "Default" shall mean an "Event of Default" or similar term, as such terms are defined in the ABL Credit Agreement, and an "Event of Default" or similar term, as such terms are defined in the Term Credit Agreement, in each case of the foregoing, so long as any such agreement is in effect. “DIP Financing” shall have the meaning assigned to such term in Section 4.2(b). "Documents" shall mean, collectively, the ABL Loan Documents and the Term Loan Documents. "Enforcement Action" shall mean (i) the exercise of any rights and remedies in respect of the Collateral by (or on behalf of) the applicable Lender or Lenders, (ii) any action by (or on behalf of) any applicable Lender to foreclose on the Lien of such Person in any Collateral, (iii) any action by (or on behalf of) any applicable Lender to take possession of, sell or otherwise realize (judicially or non-judicially) upon any Collateral (including, without limitation, by setoff or notification of account debtors), (iv) a sale of ABL Priority Collateral or Term Loan Priority Collateral to a third party during the existence of a Default under the ABL Loan Documents or the Term Loan Documents, as the case may be, at the direction of, or with the consent of, the applicable Lenders, (v) the commencement by (on behalf of) any applicable Lender of any legal proceedings against any Obligor or with respect to any Collateral to facilitate the actions described in clauses (i) through (iv) above, and/or (vi) the exercise of cash dominion or a cash sweep under any deposit account control agreement covering any Collateral solely to the extent such action is coupled with (x) an action to take possession of ABL Priority Collateral, (y) the commencement of any legal proceedings or actions against or with respect to any Obligor of ABL Priority Collateral or (z) an application to the ABL Loans that is accompanied by a corresponding permanent reduction in commitments under the ABL Credit Agreement. For purposes hereof, the establishment by the ABL Agent of borrowing base reserves, collateral ineligibles, or other similar conditions for limiting or restricting availability or amounts of advances shall not be deemed to be an Enforcement Action (in each case, other than, for the avoidance of doubt, any condition or action that concerns the reduction or termination of any commitments under the ABL Credit Agreement or the acceleration of any ABL Debt). "Enforcement Notice" shall mean a written notice delivered, at a time when a Default has occurred and is continuing, either by (i) the ABL Agent notifying the Term Loan Lender Parties that it intends to commence an Enforcement Action with respect to the ABL Priority Collateral -7-

or (ii) any Term Loan Lender Party notifying the ABL Agent that it or another Term Loan Lender Party intends to commence an Enforcement Action with respect to any of the Collateral. "Equipment" shall mean, as to any Obligor, all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than, in any event, Inventory, Accounts, chattel paper, commercial tort claims, deposit accounts, documents, general intangibles, instruments, investment property, letter of credit rights, letters of credit, money, documents, contracts, copyrights, patents, trademarks or other intellectual property) of every kind and description of such Obligor, including "Equipment" as defined in the UCC. "Equity Interest" shall mean (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting; and (b) all securities convertible into or exchangeable for any other equity interests or Stock and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any other equity interests or Stock, whether or not presently convertible, exchangeable or exercisable. "Excess ABL Debt" shall mean any ABL Debt not constituting ABL Priority Debt. "Excess Term Debt" shall mean any Term Debt not constituting Term Priority Debt. "Exigent Circumstances" shall mean an event or circumstance that materially and imminently threatens the ability of the Term Loan Agent or the ABL Agent, as applicable, to realize upon all or a material portion of the Term Loan Priority Collateral or the ABL Priority Collateral, respectively, such as, without limitation, fraudulent removal, concealment, destruction (other than to the extent covered by insurance), material waste or abscondment thereof to all or any material portion of such Term Loan Priority Collateral or ABL Priority Collateral (as applicable). "Inadvertent Overadvance Amount" shall mean, as of any date of determination, loans outstanding under the ABL Credit Agreement that were made or issued, as applicable, without actual knowledge after reasonably diligent inquiry (which shall include reviewing and analyzing the Borrowing Base Certificate (as defined in the ABL Credit Agreement on the date hereof) most recently delivered prior to such funding or issuance) that such loans would cause the aggregate outstanding principal amount of all such loans to exceed the amount of the Borrowing Base at the time such loan was made. "Insolvency Proceeding" shall mean, as to any Person, any insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of any Obligor or any of their respective properties. “Intellectual Property” shall mean any and all of the following, whether arising under United States, multinational or foreign laws or otherwise: (a) all patents, patent applications, patent licenses, patent disclosures and inventions (whether patentable or unpatentable and whether or not reduced to practice), (b) all trademarks, trademark licenses, service marks, -8-

trade dress, trade names, slogans, logos, and corporate names and Internet domain names, together with all of the goodwill associated with each of the foregoing, (c) copyrights, copyrightable works and copyright licenses, (d) registrations and applications for registration for any of the foregoing, (e) computer software (including but not limited to source code and object code), data, databases, and documentation thereof, (f) trade secrets and other confidential information, (g) all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom, (h) other intellectual property, (i) all assets, properties, rights, interests, priorities and privileges with respect to the foregoing, and (j) copies and tangible embodiments of the foregoing (in whatever form and medium). "Inventory" shall have the meaning ascribed to the term "inventory" in the UCC, and in any event shall include all goods intended for sale or lease, or for display or demonstration, all in the ordinary course of business; all work in process, all raw materials, and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, labeling, packing, shipping, advertising, selling, leasing, furnishing or production of such goods or otherwise consumed in any Obligor's business (but excluding Equipment). “Irrevocable Purchase Exclusion” shall have the meaning assigned to such term Section 3.1. “Junior 507(b) Claim” shall have the meaning assigned to such term in Section 4.2(b). "Junior Secured Creditor" has the meaning assigned to such term in the definition of "Senior Secured Creditor". "Lender" and "Lenders" shall mean, individually or collectively as the context may require, the ABL Lender Parties and the Term Loan Lender Parties, and their respective successors and assigns. "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction). "New ABL Agent" shall have the meaning assigned to such term in in Section 2.13(d). "New ABL Debt" shall have the meaning assigned to such term in in Section 2.13(d). "New ABL Documents" shall have the meaning assigned to such term in in Section 2.13(d). "New Term Debt" shall have the meaning assigned to such term in in Section 2.13(c). -9-

"New Term Loan Agent" shall have the meaning assigned to such term in in Section 2.13(c). "New Term Loan Documents" shall have the meaning assigned to such term in in Section 2.13(c). “NT Brands” shall have the meaning assigned to such term in the Recitals of this Agreement. “NT LP” shall have the meaning assigned to such term in the Recitals of this Agreement. "Obligors" shall mean, individually and collectively, Company and each of its Subsidiaries liable on or in respect of Term Debt or ABL Debt, and each of their successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such Person or on behalf of any such successor or assign. "Ordinary Course Collections" shall mean any receipt or application of the proceeds of ABL Priority Collateral, or proceeds thereof, received in the ordinary course of business, and not as a result of any Enforcement Action, which are promptly applied to outstanding ABL Loans as a reduction of the outstanding amount thereof. "Payment in Full" or "Paid in Full" shall mean (i) when used in connection with the ABL Debt (or ABL Priority Debt, as applicable), (a) the termination or expiration of the revolving loan commitments (or such lower amount of commitments making up ABL Priority Debt, as applicable) of the ABL Lenders under the ABL Loan Documents, (b) the payment in full in cash (or other consideration acceptable to the ABL Lenders in their sole discretion) of the principal and interest on all outstanding ABL Debt (or the ABL Priority Debt, as applicable) (including any such amounts which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case), and (c) the payment or, in the case of contingent obligations, cash collateralization in full in cash (or other consideration acceptable to the ABL Lenders in their sole discretion), of all other ABL Debt (or ABL Priority Debt, as applicable) (including indemnification obligations in respect of known contingencies and fees, costs or charges accruing on or after the commencement of an Insolvency Proceeding, whether or not such fees, costs or charges would be allowed or allowable in such Insolvency Proceeding) that are due and payable or otherwise accrued and owing at or prior to the time the amounts referenced in clause (a) above are paid or are reasonably expected to be incurred by ABL Agent within a reasonable time thereafter and evidenced by reasonably detailed information certified as true, correct and complete by an officer of the ABL Agent (other than expense reimbursement obligations and contingent indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); provided that if after receipt of any payment of, or Proceeds of Collateral applied to the payment of, the ABL Debt (or the ABL Priority Debt, as applicable), the ABL Agent or any other ABL Lender Party is required to surrender or return such payment or proceeds to any person for any reason, -10-

then the ABL Debt (or the ABL Priority Debt, as applicable) intended to be satisfied by such payment or proceeds shall be reinstated and continue, and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by the ABL Agent or such other ABL Lender Party, as the case may be, and no Payment in Full of the ABL Debt (or the ABL Priority Debt, as applicable) shall be deemed to have occurred; and (ii) when used in connection with the Term Debt (or Term Priority Debt, as applicable), (a) the payment in full in cash (or other consideration acceptable to the Term Loan Lenders in their sole discretion) outstanding Term Debt (or Term Priority Debt, amounts which would accrue and become due of the principal and interest on all as applicable) (including any such but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case), (b) the payment or, in the case of contingent obligations, cash collateralization in full in cash (or other consideration acceptable to the Term Loan Lenders in their sole discretion), of all other Term Debt (or Term Priority Debt, as applicable) (including indemnification obligations in respect of known contingencies and fees, costs or charges accruing on or after the commencement of an Insolvency Proceeding, whether or not such fees, costs or charges would be allowed or allowable in such Insolvency Proceeding) that are due and payable or otherwise accrued and owing at or prior to the time the amounts referenced in clause (a) above are paid or are reasonably expected to be incurred by Term Loan Lender Parties within a reasonable time thereafter and evidenced by reasonably detailed information certified as true, correct and complete by officer(s) of the applicable Term Loan Lenders (other than expense reimbursement obligations and contingent indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time) and (c) the termination or expiration of all commitments to extend credit that would be Term Debt (or the Term Priority Debt, as applicable); provided that if after receipt of any payment of, or Proceeds of Collateral applied to the payment of, the Term Debt (or the Term Priority Debt, as applicable), the Term Loan Agent or any other Term Loan Lender Party is required to surrender or return such payment or proceeds to any person for any reason, then the Term Debt (or the Term Priority Debt, as applicable) intended to be satisfied by such payment or proceeds shall be reinstated and continue, and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by the Term Loan Agent or such other Term Loan Lender Party, as the case may be, and no Payment in Full of the Term Debt (or the Term Priority Debt, as applicable) shall be deemed to have occurred. "Payment Waterfall" shall mean: (i) in connection with the application, payment or distribution of proceeds of any ABL Priority Collateral (including without limitation in connection with any prepayment of the ABL Debt received pursuant to the ABL Loan Documents as a result of the disposition of any ABL Priority Collateral but excluding Ordinary Course Collections) pursuant to the applicable terms hereof, the following order: (A) first, to the ABL Agent to be applied pursuant to the ABL Loan Documents until the ABL Priority Debt has been Paid in Full; (B) second, to the Term Loan Agent to be applied pursuant to the Term Loan Documents until the Term Priority Debt has -11-

been Paid in Full; (C) third, to the ABL Agent to be applied to the Excess ABL Debt until Paid in Full and (D) fourth, to the Term Loan Agent to be applied to the Excess Term Debt until Paid in Full; and (ii) in connection with the application, payment or distribution of proceeds of any Term Loan Priority Collateral (including without limitation in connection with any prepayment of the Term Debt received pursuant to the Term Loan Documents as a result of the disposition of any Term Loan Priority Collateral) pursuant to the applicable terms hereof, the following order: (A) first, to the Term Loan Agent to be applied pursuant to the Term Loan Documents until the Term Debt has been Paid in Full; and (B) second, to the ABL Agent to be applied pursuant to the ABL Loan Documents until the ABL Debt has been Paid in Full. "Person" or "person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof). “Prior ABL Agent” shall have the meaning assigned to such term in Section 3.8. “Purchase Date” shall have the meaning assigned to such term in Section 3.2. "Purchase Deadline" shall have the meaning assigned to such term in Section 3.1. "Purchase Notice" shall have the meaning assigned to such term Section 3.1. “Purchase Trigger Notice” shall have the meaning assigned to such term Section 3.1. "Refinance" shall mean, in respect of any ABL Debt or Term Debt or the commitments related thereto, to refinance, replace, refund, or repay, or to issue other Debt or commitments in exchange or replacement for such Debt or commitments relating thereto (whether or not fully utilized) in whole or in part, whether with the same or different lenders, agents, or arrangers. “Refinanced” and “Refinancing” have correlative meanings. “Required ABL Purchase Option Information” shall have the meaning assigned to such term Section 3.1. “Restricted Accounts” shall mean Deposit Accounts (a) established and used (and at all times will be used) solely for the purpose of paying current payroll obligations of the Obligors (and which do not (and will not at any time) contain any deposits other than those necessary to fund current payroll), in each case, in the ordinary course of business, or (b) maintained (and at all times will be maintained) solely in connection with an employee benefit plan of an Obligor, but solely to the extent that all funds on deposit therein are solely held for the benefit of, and owned by, employees of such Obligor (and will continue to be so held and owned) pursuant to such plan, in each case, in the ordinary course of business. “Retained Interest” shall have the meaning assigned to such term in Section 3.5. -12-

"Returned Goods" shall mean all right, title and interest of any Obligor in and to returned, repossessed, reclaimed, traded-in or foreclosed upon Inventory, the sale of which previously and directly gave rise to an Account. “SEC” shall mean the United States Securities and Exchange Commission. "Senior Secured Creditor" shall mean any Lender in its capacity as a secured creditor with a Lien on Collateral that is senior to the Liens of any other Lender with respect to such Collateral (such Lender with a junior Lien, in such capacity, a “Junior Secured Creditor”) in accordance with the Lien priorities set forth in this Agreement, including Section 2.1. “Stock” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting; and (b) all securities convertible into or exchangeable for any other Stock and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any other Stock, whether or not presently convertible, exchangeable or exercisable. "Subsidiary" shall mean, as to any Person, any entity or other Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Company. “Tail Period” shall have the meaning assigned to such term in Section 3.2. "Term Credit Agreement" shall have the meaning assigned to such term in the Recitals of this Agreement. "Term Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by any Obligor to the Term Loan Agent and/or Term Loan Lenders evidenced by or arising under the Term Loan Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Term Loan Documents or after the commencement of any Insolvency Proceeding with respect to any Obligor (and including, without limitation, the payment of interest, fees, costs and other charges which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such interest, fees, costs and other charges are allowed or allowable in whole or in part in any such Insolvency Proceeding), and in each case, whether or not allowed or allowable in an Insolvency Proceeding. "Term Loan Agent" shall mean Deerfield Mgmt, L.P., in its capacity as collateral agent for the Term Loan Lender Parties, and its successors and assigns in such capacity (including any New Term Loan Agent that is deemed to be the Term Loan Agent pursuant to Section 2.13(c)). -13-

“Term Loan Cash Collateral” shall have the meaning assigned to such term in Section 4.2(c). "Term Loan Cash Proceeds Notice" shall mean a written notice delivered by the Term Loan Agent, any other Term Loan Lender Party or any Obligor to the ABL Agent stating that certain cash proceeds which may be deposited in any Obligor's ABL Priority Deposit Accounts constitute Proceeds of Term Loan Priority Collateral, and reasonably identifying the amount of such Proceeds and the origin thereof. "Term Loan Default" shall mean an Event of Default under the Term Credit Agreement. "Term Loan Deficiency Claim" shall mean any portion of the Term Debt consisting of an allowed unsecured claim under Section 506(a) of the Bankruptcy Code (or any similar provision under any other law governing an Insolvency Proceeding). "Term Loan Documents" shall mean the Term Credit Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Obligor or any other Person with, to or in favor of Term Loan Lenders and/or the Term Loan Agent in connection therewith or related thereto (including, without limitation, the "Loan Documents", as defined in the Term Credit Agreement), as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, replaced, renewed, Refinanced (to the extent expressly permitted by this Agreement) or restated, except in violation of Section 2.13(b). "Term Loan Lender Parties" shall mean the Term Loan Agent and the Term Loan Lenders. "Term Loan Lenders" shall mean the "Lenders" as defined in the Term Credit Agreement (including, for the avoidance of doubt, such Persons (other than, for the avoidance of doubt, any Obligor) now or hereafter party to the Term Credit Agreement, and their respective successors and assigns as contemplated thereunder). "Term Loan Maximum Amount" shall mean, as of any date of determination, the result of the sum of (which amount shall be increased by the amount of all interest, fees, costs, expenses and indemnities accrued or charged with respect to any of the Term Debt in accordance with the Term Credit Agreement (other than Excess Term Debt), whether or not capitalized, in each case, other than in connection with amendments, restatements, supplements or other modifications expressly prohibited by this Agreement as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the Term Debt (and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding): (a) $49,500,000; plus (b) solely in the case of a DIP Financing, 10% of the outstanding principal amount of Term Debt (other than Excess Term Debt) outstanding as of the date of the commencement of such Insolvency Proceeding; minus -14-

(c) the aggregate amount of all principal payments of the Term Debt (other than in connection with a Refinancing thereof expressly permitted by this Agreement, subject to Section 2.2(d)). "Term Loan Priority Collateral" shall mean all assets and properties of any kind whatsoever, real, personal or mixed, tangible or intangible, and wherever located of any Obligor, including all Equity Interests of the Obligors (other than the Company), and all proceeds thereof, other than any of the foregoing that constitutes ABL Priority Collateral. Term Loan Priority Collateral shall include, in any event, the following property of the Obligors: goods, fixtures, Equipment, Inventory, leasehold interests, investment property, intellectual property, Equity Interests, chattel paper, instruments, general intangibles, tax refunds, tax rebates, business interruption insurance proceeds, representation and warranty proceeds, all Term Priority Deposit Accounts, Securities Accounts (and all cash, cash equivalents, assets and other items therein, except to the extent constituting identifiable proceeds of ABL Priority Collateral), Commodity Accounts (and all cash, cash equivalents, assets and other items therein, except to the extent constituting identifiable proceeds of ABL Priority Collateral), and all other assets and proceeds and products of the foregoing, in each case, other than those that are expressly defined as ABL Priority Collateral. "Term Loan Secured Claim" shall mean any portion of the Term Debt not constituting a Term Loan Deficiency Claim. "Term Priority Debt" shall mean all Term Debt, in each case, excluding any portion of principal which exceeds the Term Loan Maximum Amount, and any interest, charges, fees, premiums and expenses (in each case, which may include paid in-kind amounts that may be added to such principal) on account, or in respect, of such excess portion. “Term Priority Deposit Accounts” shall mean all Deposit Accounts of the Obligors that are (a) maintained at First Republic Bank (routing number with account number or (b) agreed to in writing between the ABL Agent and the Term Loan Lenders to be a Term Priority Deposit Account. "Term Purchasing Lenders” shall have the meaning assigned to such term Section 3.1. “Triggering Event” shall have the meaning assigned to such term Section 3.6. "UCC" shall mean the Uniform Commercial Code, as amended and in effect in any applicable jurisdiction. SECTION 2. PAYMENTS; SECURITY INTERESTS; PRIORITIES; REMEDIES 2.1 The ABL Agent, on behalf of the ABL Lender Parties, hereby acknowledges that the Term Loan Agent, for the benefit of itself and the other Term Loan Lender Parties, has been granted Liens upon all of the Collateral pursuant to the Term Loan Documents to secure the Term Debt. The Term Loan Agent and the other Term Loan Lenders party hereto hereby acknowledges that the ABL Agent, for the benefit of itself and the other ABL Lender Parties, has been granted Liens upon all of the Collateral pursuant to the ABL Loan Documents to secure the ABL Debt. -15-

2.2 (a) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of a Lender in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Documents: (i) the Liens of the ABL Agent upon the ABL Priority Collateral, to the extent that such Liens secure the ABL Priority Debt, have and shall have priority over the Liens of the Term Loan Agent upon the ABL Priority Collateral (and such Liens of the Term Loan Agent are and shall be junior and subordinate to the Liens of the ABL Agent upon the ABL Priority Collateral, to the extent that such Liens secure the ABL Priority Debt); (ii) the Liens of the ABL Agent upon the ABL Priority Collateral, to the extent that such Liens secure the Excess ABL Debt, are and shall (x) be junior and subordinate to the Liens of the Term Loan Agent upon the ABL Priority Collateral to the extent such Liens secure the Term Priority Debt (and such Liens of the Term Loan Agent, to the extent such Liens secure the Term Priority Debt, have and shall have priority over the Liens of the ABL Agent upon the ABL Priority Collateral, to the extent that such Liens secure the Excess ABL Debt) and (y) have priority over the Liens of the Term Loan Agent upon the ABL Priority Collateral to the extent such Liens secure the Excess Term Debt (and such Liens of the Term Loan Agent, to the extent such Liens secure the Excess Term Debt, are and shall be junior and subordinate to the Liens of the ABL Agent upon the ABL Priority Collateral); and (iii) the Liens of the Term Loan Agent upon the Term Loan Priority Collateral, to the extent that such Liens secure the Term Debt, have and shall have priority over the Liens of the ABL Agent upon the Term Loan Priority Collateral (and such Liens of the ABL Agent are and shall be junior and subordinate to the Liens of the Term Loan Agent upon the Term Loan Priority Collateral, to the extent that such Liens secure the Term Debt). (b) Nothing contained in this Agreement will waive any Term Loan Default resulting from the incurrence of Excess ABL Debt. Nothing contained in this Agreement will waive any ABL Default resulting from the incurrence of Excess Term Debt. (c) The parties hereto acknowledge and agree that (1) the Obligors are and shall remain the same in respect of the ABL Debt and the Term Debt, (2) each of the ABL Debt and the Term Debt are secured solely by the Collateral, and (3) it is their intention that, the Collateral securing the ABL Debt and the Collateral securing the Term Debt be identical in all material respects and, in furtherance of such intent, the parties hereto agree: (a) to cooperate in good faith in order to determine, upon any written request by the ABL Agent or any Term Loan Lender Party, the specific assets included in the Collateral securing their respective Debts, the steps taken to perfect the Liens thereon and the identity of the Obligors under any Document, and (b) any Lien upon the Collateral obtained by any Lender in respect of any judgment obtained in respect of any Debt shall be subject in all respects to the terms of this Agreement. -16-

(d) The priorities given to the Liens upon the ABL Priority Collateral and Term Loan Priority Collateral pursuant to this Section 2.2 and the terms of this Agreement shall continue to govern the relative rights and priorities of the ABL Lender Parties, on the one hand, and the Term Loan Lender Parties, on the other hand, even if all or any part of the Liens in favor of a Lender are subordinated, avoided, disallowed, unperfected, set aside or otherwise invalidated, whether pursuant to an Insolvency Proceeding, any other judicial proceeding or otherwise, and this Agreement shall be reinstated if at any time any payment of any of the ABL Priority Debt or Term Priority Debt (or Term Debt, as applicable) (including by way of application of proceeds of Collateral) is rescinded or must be returned by any holder thereof or any representative of such holder (and to the extent that the ABL Loan Maximum Amount or Term Loan Maximum Amount (as applicable) was decreased in connection with any such payment, the ABL Loan Maximum Amount or Term Loan Maximum Amount, as applicable, will be increased to such extent). The Term Loan Lender Parties shall not bring any claim or counterclaim for equitable subordination with respect to the ABL Priority Debt or the Liens securing the ABL Priority Debt, and the ABL Lender Parties shall not bring any claim or counterclaim for equitable subordination with respect to the Term Debt or the Liens securing the Term Debt. (e) The ABL Agent hereby represents and warrants to and for the benefit of the Term Loan Lender Parties that the ABL Agent does not have any Liens on any of the Term Loan Priority Collateral unless and to the extent that the Term Loan Agent has Liens on such Term Loan Priority Collateral. The Term Loan Agent hereby represents and warrants to and for the benefit of the ABL Lender Parties that the Term Loan Agent does not have any Liens on any of the ABL Priority Collateral unless and to the extent that the ABL Agent has Liens on such ABL Priority Collateral. The ABL Agent agrees and covenants that the ABL Agent shall not obtain, receive or accept any Liens on or in any of the Term Loan Priority Collateral unless, and solely to the extent, that the Term Loan Agent has Liens on such Term Loan Priority Collateral. The Term Loan Agent agrees and covenants that the Term Loan Agent shall not obtain, receive or accept any Liens on or in any of the ABL Priority Collateral unless, and solely to the extent, that the ABL Agent has Liens on such ABL Priority Collateral. The ABL Agent and each Obligor agrees and covenants that no Person other than an Obligor in respect of the Term Debt (y) is or shall become liable, as primary obligor, guarantor, surety or otherwise, in respect of all or any portion of the ABL Debt or (z) shall grant any Lien on any of their respective assets and properties to secure the ABL Debt. The Term Loan Agent and each Obligor agrees and covenants that no Person other than an Obligor in respect of the ABL Debt (y) is or shall become liable, as primary obligor, guarantor, surety or otherwise, in respect of all or any portion of the Term Debt or (z) shall grant any Lien on any of their respective assets and properties to secure the Term Debt. 2.3 The priorities of the Liens provided in Section 2.2 shall not be altered or otherwise affected by (a) any amendment, modification, supplement, extension, renewal, restatement, replacement or Refinancing (to the extent any such Refinancing is expressly permitted by this Agreement) of the ABL Debt or the Term Debt, nor (b) any action or inaction which any of the Lenders may take or fail to take in respect of the Collateral. Except in an Insolvency Proceeding or with respect to capital leases or purchase money financing provided by any third party creditor, the ABL Agent agrees not to voluntarily subordinate its Lien in any ABL Priority Collateral to the Lien, indebtedness or claim of any other creditor of any Obligor without the prior written consent of the Term Loan Lender Parties. -17-

2.4 (a) Prior to the Payment in Full of the ABL Priority Debt, all ABL Priority Collateral and all proceeds of the ABL Priority Collateral received by the Term Loan Lenders or the Term Loan Agent in connection with an Enforcement Action shall be forthwith paid over, in the funds and currency received, to the ABL Agent for application to the ABL Priority Debt in accordance with the terms of the ABL Loan Documents or to be held as collateral security for the ABL Priority Debt. Prior to the Payment in Full of the Term Priority Debt, all proceeds of the ABL Priority Collateral received by the ABL Agent after the ABL Priority Debt has been Paid in Full shall be forthwith paid over, in the funds and currency received, to the Term Loan Lender Parties (as directed by either the Term Loan Agent or the Term Loan Lender Parties in writing) for application to the Term Priority Debt in accordance with the terms of the Term Loan Documents or to be held as collateral security for the Term Priority Debt. (b) Prior to the Payment in Full of the Term Debt, all Term Loan Priority Collateral and all proceeds of the Term Loan Priority Collateral received by the ABL Agent in connection with an Enforcement Action shall be forthwith paid over, in the funds and currency received, to the Term Loan Lender Parties (as directed by either the Term Loan Agent or the Term Loan Lender Parties in writing) for application to the Term Debt in accordance with the terms of the Term Loan Documents or to be held as collateral security for the Term Debt. Prior to the Payment in Full of the ABL Debt, all proceeds of the Term Loan Priority Collateral received by the Term Loan Agent after the Term Debt has been Paid in Full shall be forthwith paid over, in the funds and currency received, to the ABL Agent for application to the ABL Debt in accordance with the terms of the ABL Loan Documents or to be held as collateral security for the ABL Debt. In addition, except as a court of competent jurisdiction may otherwise direct, to the extent that the ABL Agent has received a Term Loan Cash Proceeds Notice (which shall be effective with respect to the cash proceeds and other Term Loan Priority Collateral identified therein) prior to the application of the Proceeds of Term Loan Priority Collateral referenced therein by the ABL Agent to the ABL Debt in accordance with the ABL Credit Agreement, such Proceeds shall be segregated and held in trust by the ABL Agent and promptly transferred or paid over to the Term Loan Lender Parties (as directed by either the Term Loan Agent or the Term Loan Lender Parties in writing) to be applied by the Term Loan Lender Parties in accordance with the Term Loan Documents in the same form as received, with any necessary endorsements or assignments with respect thereto. (c) Prior to an issuance of any Enforcement Notice by a Lender (unless a bankruptcy or insolvency ABL Default or Term Loan Default then exists), any proceeds of Collateral obtained in accordance with the terms of the ABL Loan Documents and the Term Loan Documents, whether or not deposited under control agreements, which are used by any Obligor to acquire other property which is Collateral shall not (solely as between the Lenders) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired, but shall be subject to Section 2.2. In addition, (A) unless and until the Payment in Full of ABL Priority Debt occurs, Term Loan Agent hereby consents to the application, prior to the receipt by ABL Agent of an Enforcement Notice or a Term Loan Cash Proceeds Notice issued by any of the Term Loan Lender Parties, of cash or other proceeds of Collateral, properly deposited in an ABL Priority Deposit Account to the repayment of ABL Debt pursuant to the ABL Loan Documents, and (B) unless and until the Payment in Full of Term Debt occurs, the ABL Lender Parties hereby each consents to the application of cash or other proceeds of Collateral properly deposited in a Term Priority Deposit Account to the -18-

repayment of Term Debt pursuant to the Term Loan Documents. All proceeds of Collateral received by any Lender (i) pursuant to an Insolvency Proceeding (other than in connection with Cash Collateral usage or DIP Financing in accordance with Sections 4.2(b) or (c) below), (ii) in connection with or as a result of an Enforcement Action, (iii) in connection with any insurance policy claim or any condemnation award (except to the extent the applicable Documents permit the use or reinvestment of such proceeds by any Obligor), or (iv) due to the exercise of any right or remedy under any subordination agreement in respect of subordinated indebtedness or any management fee subordination agreement, and all proceeds of business interruption insurance received by any Lender, shall, in each case, be paid over and applied in accordance with the applicable Payment Waterfall. 2.5 The ABL Lender Parties and the Term Loan Lender Parties shall each be solely responsible for perfecting and maintaining the perfection of their respective Lien in and on each item constituting the Collateral in which such Lender or group of Lenders has been granted a Lien. It being understood that (a) the Lien in favor of the Term Loan Lender Parties has been granted to and in favor of the Term Loan Agent for the benefit and on behalf of the Term Loan Lender Parties and (b) the Lien in favor of the ABL Lender Parties has been granted to and in favor of the ABL Agent for the benefit and on behalf of the ABL Lender Parties. The foregoing provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Lenders and shall not impose on any Lender any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law. The Term Loan Agent, on behalf of the Term Loan Lender Parties, agrees that they will not object to or contest, in any proceeding (including, without limitation, an Insolvency Proceeding) or otherwise, the validity, extent, perfection, priority or enforceability of the Liens of the ABL Agent and the ABL Lenders upon the Collateral (or the extent, validity, allowability or enforceability of any ABL Debt secured thereby or purported to be secured thereby); provided, that, the foregoing is not intended and shall not be deemed or construed to limit the ability of the Term Loan Agent or any of the Term Loan Lenders to enforce the terms and provisions of this Agreement. The ABL Agent, on behalf of the ABL Lender Parties, agrees that they will not object to or contest, in any proceeding (including, without limitation, an Insolvency Proceeding) or otherwise, the validity, extent, perfection, priority or enforceability of the Liens of the Term Loan Agent and the Term Loan Lenders upon the Collateral (or the extent, validity, allowability or enforceability of any Term Debt secured thereby or purported to be secured thereby); provided, that, the foregoing is not intended and shall not be deemed or construed to limit the ability of the ABL Agent or any of the ABL Lenders to enforce the terms and provisions of this Agreement. 2.6 In the event that the ABL Agent, the ABL Lenders, the Term Loan Agent or the Term Loan Lenders shall, in the exercise of their rights under their Documents or otherwise, receive possession or control of any Books and Records of any applicable Obligor which contain information identifying or pertaining to any Collateral in which the ABL Agent, the ABL Lenders, the Term Loan Agent or the Term Loan Lenders (as the case may be) has been granted a Lien in accordance herewith, such Person shall notify such other Person that they have received such Books and Records and shall, as promptly as practicable after demand therefor, make available to such other Person (at such other Person's expense) such Books and Records for inspection and duplication. -19-

2.7(a) Payment in Full of Subject to the terms and conditions set forth in this Agreement, prior to the the ABL Priority Debt, the ABL Agent shall have the exclusive right to manage, perform and enforce the terms of the ABL Loan Documents with respect to the ABL Priority Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right to take or retake control or possession of the ABL Priority Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the ABL Priority Collateral, and to incur expenses in connection with such sale, lease or other disposition and to exercise all of the rights and remedies of a secured lender under the UCC of any applicable jurisdiction. In conducting any public or private sale under the UCC or other applicable law, including any foreclosure sale, the ABL Agent shall give the Term Loan Lender Parties such notice of such sale as may be required under the applicable UCC; provided, however, that 10 days' notice shall be deemed in all respects to be commercially reasonable notice. (b) Subject to the terms and conditions set forth in this Agreement, prior to the Payment in Full of the Term Debt, the Term Loan Agent and the Term Loan Lenders shall have the exclusive right to manage, perform and enforce the terms of the Term Loan Documents with respect to the Term Loan Priority Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right to take or retake control or possession of the Term Loan Priority Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Term Loan Priority Collateral, and to incur expenses in connection with such sale, lease or other disposition and to exercise all of the rights and remedies of a secured lender under the UCC of any applicable jurisdiction. In conducting any public or private sale under the UCC or other applicable law, including any foreclosure sale, the Term Loan Agent shall give the ABL Agent and/or the ABL Lenders such notice of such sale as may be required under the applicable UCC; provided, however, that 10 days' notice shall be deemed in all respects to be commercially reasonable notice. 2.8 (a) Notwithstanding anything to the contrary contained in any of the Documents, but subject to the next sentence below, prior to the Payment in Full of the ABL Priority Debt, whether or not an Insolvency Proceeding has been commenced by or against any Obligor, only the ABL Lender Parties shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of, or otherwise deal with, the ABL Priority Collateral or to take and continue any Enforcement Action with respect to the ABL Priority Collateral. Notwithstanding any rights or remedies available to the ABL Lender Parties under any of the ABL Loan Documents, applicable law or otherwise, prior to the time that the Term Loan Agent and the Term Loan Lenders shall have received the Payment in Full of all Term Priority Debt, the ABL Lender Parties shall not, directly or indirectly, take any Enforcement Action with respect to any of the ABL Priority Collateral unless it shall have first delivered an Enforcement Notice to the Term Loan Lender Parties; provided, however, solely in the event of Exigent Circumstances, the ABL Lender Parties shall be permitted to provide such an Enforcement Notice to the Term Loan Lender Parties within one Business Day after taking such Enforcement Action. (b) Notwithstanding anything to the contrary contained in any of the Documents, but subject to the next sentence below, prior to the Payment in Full of the Term Debt, whether or not -20-

an Insolvency Proceeding has been commenced by or against any Obligor, only the Term Loan Lender Parties shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of, or otherwise deal with, the Term Loan Priority Collateral or to take and continue any Enforcement Action with respect to the Term Loan Priority Collateral. 2.9 (a) Except as specifically provided in Section 2.11 below, notwithstanding any rights or remedies available to the ABL Agent or ABL Lender Parties under any of the ABL Loan Documents, applicable law or otherwise, prior to the time that the Term Loan Lender Parties shall have received the Payment in Full of all Term Debt, neither the ABL Agent nor any of the ABL Lender Parties shall, directly or indirectly, take any Enforcement Action with respect to any of the Term Loan Priority Collateral. (b) Except as specifically provided in Section 2.11 below, notwithstanding any rights or remedies available to the Term Loan Agent or Term Loan Lenders under any of the Term Loan Documents, applicable law or otherwise, prior to the time that the ABL Lender Parties shall have received the Payment in Full of all ABL Priority Debt, neither the Term Loan Agent nor any of the Term Loan Lenders shall, directly or indirectly, take any Enforcement Action with respect to any of the ABL Priority Collateral; provided, that, upon the occurrence of any Term Loan Default and for so long as such Term Loan Default is continuing, so long as no Insolvency Proceeding is pending with respect to any Obligor which stays the ability of ABL Lender Parties to take Enforcement Actions against the ABL Priority Collateral, subject at all times to the provisions of Section 2.2 and Section 2.4 of this Agreement, commencing on the 90th day after delivery by any Term Loan Lender Party to the ABL Agent of an Enforcement Notice, the Term Loan Agent or Term Loan Lenders may take action to enforce their Liens on the ABL Priority Collateral, but only so long as the ABL Agent is not diligently pursuing in good faith the exercise of an Enforcement Action against, or diligently attempting to vacate any stay of enforcement of their Liens on, all or substantially all of the ABL Priority Collateral (including, without limitation, commencement of any action to foreclose its Liens on all or substantially all of the ABL Priority Collateral, notification to all or substantially all account debtors with respect to all or substantially all Accounts that are ABL Priority Collateral to make payments to ABL Agent, any action to take possession of all or substantially all of the ABL Priority Collateral or commencement of any legal proceedings or actions against or with respect to all or substantially all of the ABL Priority Collateral). In any sale or other disposition of any of the ABL Priority Collateral by the Term Loan Agent and/or the Term Loan Lenders, the applicable Term Loan Lender Parties shall conduct such sale or other disposition of such ABL Priority Collateral in a commercially reasonable manner and the proceeds of such sale or other disposition of such ABL Priority Collateral shall be applied in accordance with the applicable Payment Waterfall. 2.10 (a)Upon any release, sale or disposition of any ABL Priority Collateral (x) permitted pursuant to the terms of both the ABL Loan Documents and the Term Loan Documents that results in the release of the Lien of the ABL Agent in any ABL Priority Collateral or (y) in connection with an Enforcement Action by ABL Agent or the ABL Lender Parties, in each case, so long as the ABL Lender Parties release their Liens on such ABL Priority Collateral prior thereto, at the same time or substantially concurrently therewith, the Liens of the Term Loan Agent and the Term Loan Lenders shall be automatically and unconditionally released with no further consent or action of any Person so long as (i) the Term Loan Agent's Lien attaches to the proceeds of such ABL Priority Collateral with the same priority as they had -21-

on such ABL Priority Collateral being released, sold or disposed of upon such release, sale or disposition thereof and (ii) the proceeds thereof are distributed pursuant to the Payment Waterfall. The Term Loan Agent and the Term Loan Lenders shall promptly execute and deliver such release documents as the ABL Agent may reasonably require in connection with any such release, sale or disposition of ABL Priority Collateral expressly permitted and required pursuant to the immediately preceding sentence. (b) The Term Loan Agent shall, prior to the Payment in Full of the ABL Priority Debt: (i)upon the request of the ABL Agent with respect to the ABL Priority Collateral identified in such request as set forth above (which request shall specify the proposed terms of the sale and the type and amount of consideration to be received in connection therewith), release or otherwise terminate its Liens on such ABL Priority Collateral, to the extent such ABL Priority Collateral is to be sold or otherwise disposed of as contemplated by this Section 2.10 (subject to the carve outs and caveats set forth above in this Section 2.10); and (ii) deliver to the ABL Agent such release documents as the ABL Agent may reasonably require in connection therewith; provided, that, (A) the ABL Agent shall promptly (but, in any event, within 2 Business Days of the receipt thereof, except as otherwise may be required by applicable law or court order) apply such proceeds as specified in the applicable Payment Waterfall, and (B) if the closing of the sale or disposition of such ABL Priority Collateral is not consummated within 3 Business Days of the date of delivery of such release documents (or such later date the Term Loan Lender Parties agrees to in writing in their sole discretion), the ABL Agent shall promptly (and shall use commercially reasonable efforts to do so within 2 Business Days thereof) return all release documents to the Term Loan Lender Parties. (c) Upon any release, sale or disposition of any Term Loan Priority Collateral, so long as the Term Loan Lender Parties release their Liens on such Term Loan Priority Collateral prior thereto, at the same time or substantially concurrently therewith, the Liens of the ABL Agent and the ABL Lenders shall be automatically and unconditionally released with no further consent or action of any Person. The ABL Agent and the ABL Lenders shall promptly execute and deliver such release documents as any of the Term Loan Lender Parties may reasonably require in connection with any such release, sale or disposition of Term Loan Priority Collateral. (d) The ABL Agent shall, prior to the Payment in Full of the Term Debt: (i) upon the request of any Term Loan Lender Party with respect to the Term Loan Priority Collateral identified in such request as set forth above (which request shall specify the proposed terms of the sale and the type and amount of consideration to be received in connection therewith), release or otherwise terminate its Liens on such Term Loan Priority Collateral, to the extent such Term Loan Priority Collateral is to be sold or otherwise disposed of as contemplated by this Section 2.10; and -22-

(ii) deliver to the Term Loan Lender Parties such release documents as any of the Term Loan Lender Parties may reasonably require in connection therewith; provided, that, (A) such proceeds shall be promptly applied as specified in the applicable Payment Waterfall, and (B) if the closing of the sale or disposition of such Term Loan Priority Collateral is not consummated within 3 Business Days of the date of delivery of such release documents (or such later date the ABL Agent agrees to in writing), the applicable Term Loan Lender Party shall promptly return all release documents to the ABL Agent. 2.11Section 2.9 and Section 2.10 shall not be construed to in any way limit or impair the right of: (a) any Lender to bid for or purchase Collateral at any public sale or judicial foreclosure upon such Collateral initiated by any other Lender in accordance with this Agreement, (b) any Lender to join (but not control) any foreclosure or other judicial Lien enforcement proceeding with respect to the ABL Priority Collateral initiated by any other Lender permitted to initiate such enforcement proceeding hereunder at such time, so long as it does not delay or interfere in any material respect with the exercise by ABL Agent or ABL Lenders, or of Term Loan Agent or Term Loan Lenders, as the case may be, of their respective rights as provided in this Agreement, and (c) any Lender's right to receive in accordance with the terms and provisions of this Agreement any proceeds of Collateral; provided, that: (x) with respect to ABL Priority Collateral, no Term Loan Lender Parties may make a credit bid for such Collateral and offset Term Debt against the purchase price therefor until (or unless resulting in) the Payment in Full of ABL Priority Debt; and (y) with respect to the Term Loan Priority Collateral, no ABL Lender Parties may make a credit bid for such Collateral and offset ABL Debt against the purchase price therefor until (or unless resulting in) the Payment in Full of Term Debt. 2.12 Reserved. 2.13 (a)The ABL Agent may at any time and from time to time without the consent of or notice to the Term Loan Agent or any Term Loan Lender, without incurring liability to the Term Loan Agent or any Term Loan Lender and without impairing or releasing the obligations of the Term Loan Agent or any Term Loan Lender under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any ABL Debt, or amend, supplement, restate or otherwise modify in any manner any ABL Loan Document; provided, that, the ABL Lender Parties shall not, without the prior written consent of the Term Loan Agent and the Term Loan Lenders holding greater than 50% of the outstanding principal balance of the Term Debt, agree to any modification, amendment, restatement, waiver, consent or supplement to the ABL Debt or any ABL Loan Documents, the effect of which is to: (i) (A)increasetheaggregatecombinedamountofunused commitments, outstanding loans and/or other credit extensions (and/or other amounts covered under the definition of "ABL Loan Maximum Amount") under the ABL Loan Documents to an amount greater than the ABL Loan Maximum Amount or (B) provide or issue any letters of credit, banker's acceptances, hedging arrangements or similar obligations; (ii)increase any applicable interest rate margin with respect to the ABL Debt by more than 200 basis points (per annum) in excess of the interest rate -23-

margins set forth in the ABL Credit Agreement as in effect on the date hereof, except (x) in connection with the imposition of a default rate of interest (not to exceed an additional 200 basis points per annum) and (y) increases in the underlying reference rate not caused by an amendment, restatement, supplement, waiver, consent or modification of the ABL Credit Agreement; (iii) extend the final scheduled maturity date of the ABL Debt (or the termination date of the commitments to lend under the ABL Credit Agreement) to a date beyond the final scheduled maturity date (and termination date) in effect in the ABL Credit Agreement as of the date hereof; (iv) amend or modify the (w) definition of "Borrowing Base" in the ABL Credit Agreement as in effect on the date hereof so as to increase, supplement, stretch, loosen or expand the amount of credit available to the Borrowers or any other Obligor under the ABL Loan Documents, (x) the components thereof or definitions used therein (in each case as in effect on the date hereof) so as to increase, supplement, stretch, loosen or expand the amount of credit available to the Borrowers or any other Obligor under the ABL Loan Documents, (y) the advance rates set forth in the definition of Borrowing Base in the ABL Credit Agreement to a rate higher than the advance rates set forth in the definition of Borrowing Base in the ABL Credit Agreement as in effect on the date hereof (which, for the avoidance of doubt, the advance rate shall never be higher (or exceed) 85% of the outstanding face amount of “Eligible Accounts” (as defined in the ABL Credit Agreement as of the date of this Agreement) and the Borrowing Base shall only be composed of no more than 85% of such Eligible Accounts minus any reserves being implemented therefor), or (z) modify the definition of "Eligible Accounts" in the ABL Credit Agreement as in effect on the date hereof (or increase or expand the components and assets making up the Borrowing Base in the ABL Credit Agreement as in effect on the date hereof so as to provide for additional capacity to borrow or to be eligible for borrowing); provided that the foregoing shall not limit or affect in any manner the ABL Agent's discretion to establish additional blocks or reserves, to release blocks or reserves, and to determine eligibility, in each case of this proviso, in accordance with the terms and conditions of the ABL Credit Agreement (as in effect on the date hereof); (v) shorten the final scheduled maturity date of, or the scheduled commitment termination date with respect to the ABL Debt, (vi) add any amortization payments or required prepayments in the event that any revolving loans or related commitments are converted to term loans or other term debt, except after the occurrence and during the continuation of an ABL Default; (vii) (A) directly make more restrictive those provisions set forth in the ABL Credit Agreement which restrict the ability of Obligors to prepay the Term Debt or otherwise directly restrict or prohibit any Obligor from paying or prepaying all or any portion of the Term Debt that would otherwise be permitted under the ABL Loan Documents as in effect on the date hereof or (B) restrict the ability of any Obligor to pay (or make distributions to pay) any of the Term Debt as scheduled or required to be paid -24-

pursuant to the Term Loan Documents; provided that, for the avoidance of doubt, the only conditions or restrictions on any prepayment or payment of any Term Debt that may exist in the ABL Loan Documents on the date hereof are set forth in the definition of “Payment Conditions” in the ABL Credit Agreement as in effect on the date hereof (including all components, levels, terms and definitions thereof or related thereto as in effect on the date hereof) and such Payment Conditions shall only apply with respect to voluntary prepayments of any principal amount (but not any other amount) of Term Debt; (viii)restrict the ability of any Obligor to incur Term Debt or grant Liens securing the Term Debt in accordance with this Agreement; (ix) without limiting, and at all times subject to, the other restrictions set forth in this Section 2.13(a), change in a manner materially adverse to any Obligor or any Term Loan Lender Party, or add or make materially more restrictive, any event of default or add or make more restrictive any representation, warranty, agreement, financial covenant or other covenant with respect to the ABL Debt (except to the extent such change, amendment or addition to any ABL Loan Document merely mirrors a change, amendment or addition made to the Term Loan Documents and except for changes, amendments and additions effectuated after the occurrence and during the continuation of an ABL Default); (x) restrict the amendment, restatement, supplement, modification, Refinancing or extension of (or the waiver of (or consent with respect to) any provisions in) the Term Loan Documents except as expressly set forth in Section 2.13(b) below or the payment or prepayment (or distributions to make any payment or prepayment) of any amounts under the Term Loan Documents; (xi) add cash dominion related provisions to the ABL Loan Documents that are more stringent or onerous on the Obligors than those in the ABL Loan Documents in effect on the date of this Agreement; or (xii) change, amend, restate, supplement, modify, Refinance, extend or waive (or consent to a departure from) any material provision (or any other provision in any material manner) in any of the ABL Loan Documents after a Purchase Notice has been delivered pursuant to Section 3.1; provided, however, that (A) the ABL Agent shall promptly (and, in any event, by the date that is the earlier of (I) within two (2) Business Days thereof and (II) the Purchase Date) provide the Term Loan Lender Parties with a true, correct and complete copy of any such change, amendment, restatement, supplement, modification, Refinancing, extension, waiver or consent, and (B) the foregoing shall not (1) apply after the Purchase Deadline for a particular Triggering Event (but not for any other Triggering Event for which the Purchase Deadline has not passed) and (2) restrict or otherwise prohibit any such change, amendment, restatement, modification, waiver or consent that occurs at least five (5) Business Days prior to the date that is the earlier of the Purchase Deadline and the Purchase Date so long as ABL Agent promptly provides (which, in any event, shall be provided by the date that is the earlier of (y) within one (1) Business Day thereof and (z) the Purchase Date) the Term Purchasing Lenders with a copy of any amendment, waiver, consent or other document -25-

evidencing the foregoing, in each case, it being acknowledged and agreed that (1) the Term Purchasing Lenders shall have the right to revoke such Purchase Notice upon receipt of such copy or documentation (or otherwise upon any such change, amendment, restatement, supplement, modification, Refinancing, extension, waiver or consent, regardless of whether such copy or documentation has been received or delivered) for an additional 20 day period from the date such copy or documentation is received by the Term Purchasing Lenders. (b) The Term Loan Agent and the Term Loan Lenders may at any time and from time to time without the consent of or notice to the ABL Agent or any ABL Lender, without incurring liability to the ABL Agent or any ABL Lender and without impairing or releasing the obligations of the ABL Agent or any ABL Lender under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any Term Debt, or amend, supplement, restate or otherwise modify in any manner any Term Loan Document, including, without limitation, at any time and from time to time, increasing the aggregate outstanding principal amount of the Term Debt; provided, that, Term Loan Lender Parties shall not, without the prior written consent of the ABL Agent, agree to any modification, amendment, restatement or supplement to the Term Loan Documents, the effect of which is to: (i) [reserved]; (ii) [reserved]; (iii) shorten the final scheduled maturity date of the Term Debt, (iv) increase the percentage amount or the frequency of scheduled amortization payments of the Term Debt, except, in each case of the foregoing in this clause (iv), after the occurrence and during the continuation of a Term Loan Default; (v) directly make more restrictive those provisions set forth in the Term Credit Agreement which restrict the ability of Obligors to pay or prepay the ABL Debt or otherwise directly restrict or prohibit any Obligor from paying or prepaying all or any portion of the ABL Debt that would otherwise be permitted under the Term Loan Documents as in effect on the date hereof or to reduce or terminate the revolving commitments under the ABL Credit Agreement; (vi) restrict the ability of the Obligors to incur ABL Debt or grant Liens securing the ABL Debt in accordance with this Agreement; (vii) change the mandatory prepayment provisions thereof in a manner materially adverse to the Obligors, except, in each case, after the occurrence and during the continuation of a Term Loan Default; (viii)without limiting, and at all times subject to, the other restrictions set forth in this Section 2.13(b), change in a manner materially adverse to any Obligor, or add, any event of default or add or make materially more restrictive any representation, warranty, financial covenant or other covenant with respect to the Term Debt (except to the extent such change, amendment or addition to any Term Loan Document merely -26-

mirrors a change, amendment or addition made to the ABL Loan Documents and except for changes, amendments and additions effectuated after the occurrence and during the continuation of a Term Loan Default); or (ix) restrict the amendment, restatement, supplement, modification, Refinancing or extension of (or the waiver of (or consent with respect to) any provisions in) the ABL Loan Documents except as expressly set forth in Section 2.13(a); provided that nothing in this Section 2.13(b) shall restrict or prohibit any changes, additions, supplements, amendments, restatements, waivers, consents or modifications with respect to (I) debt to equity conversion provisions, (II) warrant, equity or registration or rights provisions, (III) public company provisions and (IV) material nonpublic information related provisions. Notwithstanding any provision contained in the ABL Loan Documents to the contrary, the Obligors, the Term Loan Agent and the other Term Loan Lender Parties may at any time and from time to time without the consent of or notice to any ABL Lender Party and without violating any ABL Loan Document or creating any Default under any ABL Loan Document, amend the payment waterfall provisions contained in the Term Loan Documents, create or add new tranches of Term Debt, and/or reallocate all or a portion of the Term Debt to the principal amount of one or more newly created loan tranches or facilities (which new tranches or facilities shall constitute “Term Debt” hereunder, subject to the proviso below), each of which may be contractually senior, junior or pari passu to the then existing or thereafter arising Term Debt and contain such terms and provisions to be determined and agreed among the Obligors (or any one or more of them) and the relevant Term Loan Lender Parties; provided that (x) any such amendments, creations, additions, reallocations and modifications shall be subject to the limitations set forth in Section 2.13(b) and (y) in no event shall the conversion of any Term Debt into any type of equity or equity interests be restricted by the terms of this Agreement or any ABL Loan Document and any such conversion is expressly permitted by this Agreement and the ABL Loan Documents. (c) If the Payment in Full of Term Priority Debt or any portion thereof, or Payment in Full of Term Debt or any portion thereof, as applicable, is being effected through a Refinancing; provided that (1) at least one Term Loan Lender Party gives a notice of such Refinancing to the ABL Agent at least 10 Business Days prior to such Refinancing (except as otherwise provided in Section 4.2) and (2) the credit agreement and the other documents evidencing such new Term Debt (the “New Term Loan Documents”) do not effect an amendment, restatement, supplement or other modification of the terms of the Term Debt in a manner that is prohibited by Section 2.13(b), then (A) such Payment in Full of Term Priority Debt or Payment in Full of Term Debt, as applicable, shall be deemed not to have occurred for all purposes of this Agreement, (B) the indebtedness under such Refinancing and all other obligations under the documents evidencing such indebtedness (the “New Term Debt”) shall be treated as Term Debt for all purposes of this Agreement, (C) the New Term Loan Documents shall be treated as the Term Loan Documents and (D) the agent under the New Term Loan Documents (the “New Term Loan Agent”) shall be deemed to be the Term Loan Agent for all purposes of this Agreement. Upon receipt of a notice of Refinancing under the preceding sentence, which notice shall include the identity of the New Term Loan Agent, the ABL Agent shall promptly enter into such documents, -27-

instruments and agreements (including amendments, restatements, supplements or other modifications to this Agreement) as the New Term Loan Agent or any of the holders of the New Term Debt may reasonably request in order to provide to the New Term Loan Agent and the holders of the New Term Debt the rights and powers set forth herein; provided that the failure of the ABL Agent to enter into such documents, instruments and agreements shall not affect the rights of the party that consummates the Refinancing to rely on and enforce the terms of this Agreement. (d) If the Payment in Full of ABL Priority Debt or any portion thereof, or Payment in Full of ABL Debt or any portion thereof, as applicable, is being effected through a Refinancing; provided that (1) the ABL Agent gives a notice of such Refinancing to the Term Loan Lender Parties at least 10 Business Days prior to such Refinancing (except as otherwise provided in Section 4.2) and (2) the credit agreement and the other documents evidencing such new ABL Debt (the “New ABL Documents”) do not effect an amendment, restatement, supplement, joinder or other modification of the terms of the ABL Debt in a manner that is prohibited by Section 2.13(a), then (A) such Payment in Full of ABL Priority Debt or Payment in Full of ABL Debt, as applicable, shall be deemed not to have occurred for all purposes of this Agreement, (B) the indebtedness under such Refinancing and all other obligations under the documents evidencing such indebtedness (the “New ABL Debt”) shall be treated as ABL Debt for all purposes of this Agreement, (C) the New ABL Documents shall be treated as the ABL Loan Documents and (D) the agent under the New ABL Documents (the “New ABL Agent”) shall be deemed to be the ABL Agent for all purposes of this Agreement. Upon receipt of a notice of Refinancing under the preceding sentence, which notice shall include the identity of the New ABL Agent, the Term Loan Agent shall promptly enter into such documents, instruments and agreements (including amendments, restatements, supplements or other modifications to this Agreement) as the New ABL Agent may reasonably request in order to provide to the New ABL Agent and the holders of the New ABL Debt the rights and powers set forth herein; provided, that the failure of the Term Loan Agent to enter into such documents, instruments and agreements shall not affect the rights of the party that consummates the Refinancing to rely on and enforce the terms of this Agreement. (e) By their acknowledgement hereto, Obligors agree to cause the agreement, instrument or document pursuant to which any New ABL Agent or any New Term Loan Agent is appointed to provide that the New ABL Agent (for itself and the creditors and lenders for which such New ABL Agent was appointed) or New Term Loan Agent (for itself and the creditors and lenders for which such New Term Loan Agent was appointed), as applicable, agrees to be bound by the terms of this Agreement. (f) Obligors or Notwithstanding anything to the contrary contained in the Documents, none of the any of their Affiliates shall be permitted to acquire any right, title or interest (including by way of participation) in and to the Term Debt or the ABL Debt or any commitments in respect thereof, and, in each case, except as provided in Section 3 with respect to the purchase of the ABL Debt by any of the Term Loan Lender Parties, the Term Loan Lender Parties and the ABL Lender Parties as the case may be, agree not to assign or participate any of their right, title or interest in and to the Term Debt or ABL Debt or any commitments in respect thereof to any such Persons; provided that nothing herein shall prevent or prohibit the conversion of any of the Term Debt to Equity Interests or other equity by the Term Loan Lender Parties. -28-

2.14 The Term Loan Agent shall give the ABL Agent, and the ABL Agent shall give to the Term Loan Lender Parties concurrently with the giving thereof to any Obligor, as applicable, (i) a copy of any written notice by such Agent of a Default under its respective Documents with such Obligor, or written notice of demand of payment from such Obligor, and (ii) a copy of any written notice sent by such Agent to such Obligor at any time a Default under such Agent's Documents with such Obligor exists stating such Agent's intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the ABL Priority Collateral or other judicial or non-judicial remedy in respect thereof to the extent permitted hereunder, and any legal process served or filed in connection therewith; provided, that, the failure of any party to give notice as required hereby shall not affect the relative priorities of any Lender's respective Liens as provided herein or the validity or effectiveness of any such notice as against any Obligor. 2.15 The Lien priorities set forth herein relating to the Collateral shall apply with respect to all insurance covering the Collateral and, in respect thereof, (i) so long as the Term Priority Debt has not been Paid in Full, the Term Loan Lender Parties shall have the exclusive right to settle and adjust claims in respect of Term Loan Priority Collateral under policies of insurance and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Term Loan Priority Collateral (and, for the avoidance of doubt, all business interruption insurance and representation and warranty insurance) and (ii) so long as the ABL Priority Debt has not been Paid in Full, the ABL Agent shall have the exclusive right to settle and adjust claims in respect of ABL Priority Collateral under policies of insurance and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the ABL Priority Collateral (but, with respect to this clause (ii), specifically excluding those with respect to all business interruption insurance and representation and warranty insurance). 2.16 Each Lender, to the fullest extent permitted by applicable law, waives as to each other Lender any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right that may otherwise be available under applicable law. SECTION 3. TERM LOAN LENDER PURCHASE OPTION 3.1Upon the occurrence and during the continuance of a Triggering Event, the ABL Agent will provide the Term Loan Lenders written notice thereof (the “Purchase Trigger Notice”), which such Purchase Trigger Notice shall also include the amount of the (a) ABL Debt, (b) the ABL Priority Debt, (c) the ABL Purchase Price (including, without limitation, reasonable details with respect to any ABL Purchase Price Cash Collateral), (d) the prepayment premium in existence under the ABL Loan Documents, and (e) the other the information, agreements, instruments and documents set forth in the form attached hereto as Exhibit A (the items, amounts, information, agreements, instruments and documents in clauses (a) through (e), individually and collectively, the “Required ABL Purchase Option Information”), and the Term Loan Lenders shall have the option, for a period of thirty (30) days after such occurrence or, if later, the receipt of such Purchase Trigger Notice by such Term Loan Lenders or the first date on which such Term Loan Lenders have obtained actual knowledge of the occurrence of any Triggering Event (so long as such Triggering Event is continuing) with respect to a Triggering -29-

Event (or, at the sole option of such Term Loan Lenders such earlier date upon such occurrence of such Triggering Event) (which, upon actual knowledge of the occurrence of any Triggering Event by such Term Loan Lenders, such Term Loan Lenders, may request such Required ABL Purchase Option Information from the ABL Agent, and such period for exercising any such purchase option shall be extended by the number of days it takes the ABL Agent to deliver such Required ABL Purchase Option Information from the date of the request therefor by such applicable Term Loan Lenders), exercisable by written notice delivered to the ABL Agent by the applicable Term Loan Lenders seeking to purchase such ABL Priority Debt (or, at the sole option of such Term Loan Lenders, the ABL Debt) (the "Term Purchasing Lenders"), to purchase all, but not less than all, of the ABL Priority Debt (or, at the sole option of such Term Loan Lenders, the ABL Debt) from the ABL Lender Parties (such notice, a "Purchase Notice"). A Purchase Notice shall be irrevocable and the issuance of a Purchase Notice shall obligate the Term Loan Lenders to purchase all of the ABL Priority Debt from the ABL Lender Parties on the terms set forth herein on or before the twentieth (20th) day following the date the ABL Agent receives the Purchase Notice (such date, after giving effect to any such additional time period provided after (I) any Required ABL Purchase Option Information becomes incorrect, inaccurate or incomplete or (II) any copy or documentation with respect to any change, amendment, restatement, supplement, modification, Refinancing, extension or waiver (or consent to a departure from) of any provision in any ABL Loan Document has been delivered pursuant to Section 2.13(a)(xii), the "Purchase Deadline"); provided that, in each case, such Purchase Notice may be revoked by the Term Purchasing Lenders for a period of twenty (20) days after the occurrence of such event or occurrence, and the Term Purchasing Lenders not be obligated thereunder, at their sole option, if (x) any of the Required ABL Purchase Option Information is incorrect, inaccurate or incomplete in any material respect, and the ABL Agent agrees to provide the Term Purchasing Lenders with prompt written notice (which, in any event, such written notice shall be provided by the earlier of (I) within two (2) Business Days of knowledge thereof and (II) the day prior to the Purchase Date) of any such material incorrectness, inaccurateness or incompleteness of any such Required ABL Purchase Option Information or (y) a change, amendment, restatement, supplement, modification, Refinance, extension or waiver (or consent to a departure from) any provision in any of the ABL Loan Documents has been made after a Purchase Notice has been delivered in accordance with Section 2.13(a)(xii) (each of (x) or (y), an “Irrevocable Purchase Exclusion”). The failure of the Term Loan Lenders to consummate such purchase as provided herein prior to the expiration of the closing date specified in the Purchase Notice shall result in the forfeiture of the Term Loan Lenders' rights under this Section 3. On the date specified by the applicable Term Loan Lender Parties in the Purchase Notice (which shall be a Business Day within the time period set forth above), except in the case of an Irrevocable Purchase Exclusion, the ABL Lender Parties shall sell to the Term Loan Lenders, and the Term Loan Lenders shall purchase from the ABL Lender Parties all of the ABL Priority Debt (or, at the sole option of the Term Purchasing Lenders, the ABL Debt), subject to Section 3.5, pursuant to an Assignment Agreement. The ABL Agent agrees on behalf of the ABL Lender Parties that they shall not institute, or agree with any other Person to institute, an Insolvency Proceeding against any Obligor or any of its Subsidiaries after the ABL Agent's receipt of a Purchase Notice unless the Term Loan Lenders have failed to purchase the ABL Priority Debt in accordance with this Section 3 on the closing date specified in the Purchase Notice (subject to any Irrevocable Purchase Exclusion). -30-

3.2 Upon the date of such purchase and sale (the "Purchase Date"), the Term Loan Lenders shall pay to the ABL Lender Parties as the purchase price therefor the amount to cause the Payment in Full of the ABL Priority Debt (but, for the avoidance of doubt, (a) excluding any interest, fees or other amounts that have not yet been earned or due and (b) no cash collateral shall be required to be provided) (the "ABL Purchase Price"). Such purchase price shall be remitted by wire transfer in federal funds to such bank account of the ABL Agent as set forth in the Required ABL Purchase Option Information. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by Term Loan Lenders to the bank account designated by the ABL Agent are received in such bank account set forth in the Required ABL Purchase Option Information prior to 4:00 p.m., Chicago time, and interest shall be calculated to and including such Business Day if the amounts so paid by Term Loan Lenders to the bank account set forth in the Required ABL Purchase Option Information are received in such bank account later than 4:00 p.m., Chicago time. In addition, solely to the extent that, on or before the date that is 180 days after the Purchase Date (the “Tail Period”), the Term Purchasing Lenders are paid any prepayment premium that is in existence under the ABL Loan Documents as of the date the Purchase Trigger Notice (or such lesser prepayment premium amount that is in existence under the ABL Loan Documents as of the Purchase Date) as a result of a voluntary prepayment of all or any portion of the ABL Priority Debt (or the ABL Debt, as applicable) that was purchased by the Term Purchasing Lenders, but excluding a prepayment resulting from an Enforcement Action (or any other rights or remedies under the Documents or under law or in equity) taken by the Term Purchasing Lenders or any other Person (such type of voluntary prepayment for which such applicable prepayment premium amount is required to be paid to such ABL Lender Parties (but not any other type of prepayment) being the "Prepay Fee Event", and the applicable prepayment premium amount, the “Applicable ABL Prepayment Premium Amount”), then the Term Purchasing Lenders will hold such payment in trust for the benefit of the ABL Lender Parties from which such Term Purchasing Lenders purchased such ABL Priority Debt (or ABL Debt, as applicable) and promptly pay it over to ABL Agent (for ABL Agent to distribute to such ABL Lender Parties); provided that, to the extent the Applicable ABL Prepayment Premium Amount is decreased pursuant to an amendment or other modification of the ABL Loan Document during the Tail Period, the Applicable ABL Prepayment Premium Amount shall continue to be the amount that applies during the Tail Period for purposes of this sentence and shall be paid to the ABL Lender Parties by the Term Loan Lenders after the occurrence of a Prepay Fee Event (regardless of whether the Term Purchasing Lenders are paid any such prepayment premium) unless, in each case of the foregoing in this sentence, either (i) any payment of any of the ABL Debt is rescinded or must be returned by any holder thereof or (ii) otherwise agreed to by any of the ABL Lender Parties. 3.3 Such purchase shall be expressly made without representation or warranty of any kind by ABL Lender Parties as to the ABL Priority Debt (or the ABL Debt, as applicable) or otherwise and without recourse to the ABL Lender Parties, except for the representations and warranties of the ABL Lender Parties set forth in the Assignment Agreement. 3.4 Purchasing Documents Upon the consummation of any purchase and sale provided for herein, the Term Lenders shall thereafter be obligated pursuant to the terms of the ABL Loan with respect to the ABL Priority Debt (or the ABL Debt, as applicable) and responsible for the discharge and performance of all of the duties, responsibilities and obligations of the ABL Lender Parties under the ABL Loan Documents that are to occur after the date of -31-

such purchase and sale, with the ABL Lender Parties being released from and discharged of any duties, responsibilities and obligations under or in connection with the ABL Loan Documents that occur after the date of such purchase and sale (but, for the avoidance of doubt, not any duties, responsibilities or obligations occurring on or prior to the date of such purchase and sale). 3.5 Any sale and assignment by the ABL Lender Parties of the ABL Priority Debt as provided herein shall not operate to terminate or impair the Obligors' obligations (a) to pay, solely to the extent the ABL Debt is not fully purchased by the Term Purchasing Lenders (and instead just the Term Priority Debt is purchased), the Excess ABL Debt, or (b) to indemnify the ABL Lender Parties (or any other Person) in accordance with the ABL Loan Documents and this Agreement, all of which shall survive any such sale and assignment (all such outstanding and owing obligations expressly set forth in clauses (a) and (b), together with ABL Lender Parties' rights under the ABL Loan Documents solely to the extent necessary to collect such obligations, the "Retained Interest"). Notwithstanding anything herein to the contrary, after consummation of any purchase of ABL Priority Debt in accordance with this Section 3, the Retained Interest shall be secured by the Collateral solely on a junior basis, but the ABL Lender Parties (and any other holder of the Retained Interest) shall not have any right to vote or consent to any amendment, restatement, supplement, consent, Refinancing, extension, waiver or modification except that no such amendment or termination shall without the consent of the ABL Lender Parties holding such Retained Interest provide for the termination or forgiveness, in whole or in part, of any rights of any Person with respect to the Retained Interest (and, as between each ABL Lender Party holding the Retained Interest), on one hand, and the Obligors, on the other hand). 3.6 For purposes hereof, "Triggering Event" shall mean (i) the acceleration of all or any portion of the ABL Debt, (ii) termination of the commitments to lend under the ABL Credit Agreement after the occurrence and during the continuance of an ABL Default, (iii) the commencement by any ABL Lender Party of any Enforcement Action, (iv) the commencement of an Insolvency Proceeding with respect to any Obligor, any of its Subsidiaries or any of its properties or Equity Interests, (v) the ABL Lenders cease providing ABL Loans following the Borrower's written request therefor for a period of three (3) consecutive Business Days (other than in a case where Borrowers have insufficient borrowing availability under the ABL Credit Agreement to support such request, as determined by the ABL Agent in good faith, and the refusal to fund ABL Loans due to the failure of any condition precedent to the funding thereof contained in the ABL Credit Agreement not being satisfied), (vi) the occurrence of an ABL Default under Section 11.1(a) of the ABL Credit Agreement as a result of the failure of any Obligor to pay principal, interest or other amounts when due thereunder; (vii) the occurrence of an ABL Default under Section 11.1(c) of the ABL Credit Agreement as a result of any Obligor’s (or any of its Subsidiaries’) violation of Section 8, 9.1 or 9.2 of the ABL Credit Agreement; (viii) the occurrence of any ABL Default under Section 11.1(d), (e), (f), (g), (h), (i), (k), (l), (n), (o), (p), (q), (r), (s) or (t) of the ABL Credit Agreement, (ix) the occurrence of any other ABL Default that has occurred and is continuing and remains unwaived during the thirty (30) day period following the occurrence of such ABL Default; (x) the occurrence of a Term Loan Default under Section 5.4(a) of the Term Credit Agreement as a result of the failure of any Obligor to pay principal, interest or other amounts when due thereunder; (xi) the occurrence of any Term Loan Default under Section 5.4 of the Term Credit Agreement as a result of any Obligor’s (or any of its Subsidiaries’) violation of Section 5.2 of the Term Credit Agreement; -32-

(xii) the occurrence of any Term Loan Default under Section 5.4(b) through Section 5.4(t) (other than Section 5.4(j)(i) only) of the Term Credit Agreement; or (xiii) the occurrence of any other Term Loan Default (other than a Term Loan Default under only Section 5.4(j)(i) of the Term Credit Agreement) that has occurred and is continuing and remains unwaived during the thirty (30) day period following the occurrence of such Term Loan Default. 3.7 In the event that the Term Loan Lenders elect to exercise their rights under this Section 3, the Term Loan Lenders shall have the sole option (but no obligation) to elect to purchase, together with the ABL Priority Debt, all, but not less than all, of the Excess ABL Debt from the ABL Lender Parties, in which case such purchase shall be subject to all of the foregoing terms and conditions of this Section 3. 3.8In connection with any purchase of the ABL Priority Debt (or, at the sole option of the Term Purchasing Lenders, the ABL Debt), on or after the Purchase Date, the Term Purchasing Lenders may unconditionally and irrevocably remove the Person acting at such time as the ABL Agent (the “Prior ABL Agent”) by delivering notice thereof to the Prior ABL Agent, and at or after such time, appoint any Person such Term Purchasing Lenders in their sole discretion may desire to be the ABL Agent, and the Prior ABL Agent, the ABL Lender Parties and the Obligors hereby unconditionally and irrevocably consent to any such replacement or appointment of the Prior ABL Agent without any further action. In connection with the immediately preceding sentence, the Prior ABL Agent, the ABL Lender Parties and the Obligors hereby agree to promptly take such actions and duly, execute, acknowledge and deliver such documents, agreements and instruments (in each case at Obligors' reasonable expense and not the reasonable expense of ABL Agent), reasonably requested by such Term Purchasing Lenders to effectuate the foregoing. In addition, in connection with any purchase of the ABL Priority Debt (or, at the sole option of the Term Purchasing Lenders, the ABL Debt), so long as the ABL Agent has provided written notice to the Term Purchasing Lenders within two (2) Business Days of receipt of the Purchase Notice that the ABL Agent will resign effective as of the Purchase Date (which such written notice from the ABL Agent shall be irrevocable unless otherwise agreed to in writing by the Term Purchasing Lenders), on the Purchase Date, the ABL Agent shall resign as agent (including the agent capacity described in the definition of “ABL Agent” in this Agreement) under the ABL Loan Documents; provided, that, notwithstanding such resignation, ABL Agent shall retain all rights of indemnification under the ABL Loan Documents (as in effect at the time of effectiveness of such resignation, and no amendment or modification entered into after the date of such resignation shall materially adversely affect ABL Agent's rights of indemnification as in effect at the time of such resignation). ABL Agent shall (at the Obligors' expense and not at the expense of ABL Agent) promptly and duly, execute, acknowledge and deliver all such further, documents, agreements and instruments as the Term Purchasing Lenders may from time to time reasonably request in order to preserve, maintain or protect the creation, perfection and/or priority of any Lien on Collateral affected by such resignation. 3.9 The ABL Agent hereby unconditionally and irrevocably waives the $3,500 processing fee set forth in Section 15.9(a) of the ABL Credit Agreement (and any other purchase or assignment related fee set forth in any of the ABL Loan Documents) in connection with any purchase or assignment of the ABL Priority Debt (or the ABL Debt, as applicable) in accordance with this Section 3. -33-

SECTION 4. BANKRUPTCY 4.1 This Agreement shall be applicable both before and after the filing of any petition by or against any Obligor under the Bankruptcy Code or in any other Insolvency Proceeding and all converted or succeeding cases in respect thereof, and all references herein to any Obligor shall be deemed to apply to the trustee (or similar Person) for such Obligor and such Obligor as debtor-in-possession (or any other similar designation). The relative rights of Lenders in or to any distributions from or in respect of any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Obligor as debtor-in-possession (or any other similar designation). 4.2 DIP Financing. (a) None of the Term Loan Agent or any Term Loan Lender may, directly or indirectly, seek to provide financing to the Obligors as debtor-in-possession (or any other similar designation), or consent to or support the use of cash collateral by such Person, in exchange for Liens on the ABL Priority Collateral equal or senior in priority to the Liens on the ABL Priority Collateral securing the ABL Priority Debt. None of the ABL Agent or any ABL Lender may, directly or indirectly, seek to provide financing to any Obligor as debtor-in-possession (or any other similar designation), or consent to or support the use of cash collateral by such Person, in exchange for Liens on the Term Loan Priority Collateral equal or senior in priority to the Liens on the Term Loan Priority Collateral securing the Term Debt. (b) If the ABL Lender Parties propose to offer financing (or consents to any other Person providing financing) to Obligors under Section 364 of the Bankruptcy Code or similar Bankruptcy Law ("DIP Financing") during an Insolvency Proceeding secured by a Lien on ABL Priority Collateral or if ABL Agent consents to use of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code or similar Bankruptcy Law ("Cash Collateral") constituting ABL Priority Collateral ("ABL Cash Collateral"), the Term Loan Agent (on behalf of itself and the other Term Loan Lender Parties) agrees to consent to (and will be deemed to have consented to) and will raise no objection to such DIP Financing or Cash Collateral use, and, Term Loan Agent will subordinate and will be deemed to have subordinated its Liens in the ABL Priority Collateral securing such DIP Financing to the Liens securing such DIP Financing on the same terms (but on a basis junior to the Liens of the ABL Agent) as the Liens of the Term Loan Agent are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement) and to any customary and reasonable carveout for professional fees and/or fees of the Office of the United States Trustee authorized in connection with such ABL Cash Collateral usage or DIP Financing so long as each of the following conditions are satisfied: (i) the maximum amount of such DIP Financing (inclusive of unused commitments) provided by the ABL Lender Parties in accordance with the terms hereof, plus the aggregate combined principal amount of outstanding loans under the ABL Loan Documents, shall not exceed at any time the ABL Loan Maximum Amount; (ii) the Term Loan Agent's Liens with respect to the Term Loan Priority Collateral shall remain senior and prior to the Liens of ABL Agent with respect to such Term Loan Priority Collateral and the priority Liens of the Term Loan Lender Parties in the Term Loan Priority Collateral shall not be subject to any surcharges under 11 U.S.C. §§506(c), 726 or laws of similar import and shall not be subject to any carveout provided in any such DIP -34-

Financing, including any carveout provided to an official or unofficial committee of creditors or Office of the United States Trustee; (iii) the Term Loan Lender Parties shall otherwise have the right to object to such DIP Financing and the terms thereof, including to any ancillary agreements (without limiting the foregoing, the Term Loan Lender Parties shall be permitted to object to any specific plan of reorganization) so long as such objections are solely limited to those objections that could be made by an unsecured creditor and not a secured creditor; and (iv) such DIP Financing shall not, in any event, expressly require the liquidation of all or any portion of the Term Loan Priority Collateral prior to a default (it being agreed that the inclusion of milestones with respect to a going concern sale of all or substantially all of the Collateral under such DIP Financing shall not be deemed to constitute such a condition). The ABL Agent, on behalf of the ABL Lender Parties, agrees that the ABL Lender Parties shall not seek adequate protection in the form of an additional Lien or "replacement Lien" with respect to the Term Loan Priority Collateral, unless the Term Loan Lender Parties is granted adequate protection in the form of an additional Lien or "replacement Lien" on such Collateral, which additional or "replacement Lien" of ABL Agent with respect to such Term Loan Priority Collateral (if obtained) shall be subordinate to all Liens, including adequate protection Liens or "replacement Liens" of Term Loan Agent in such Collateral and subject to the Payment Waterfall. Any adequate protection granted in favor of any ABL Lender Party in respect of the ABL Priority Collateral in the form of a superpriority or other administrative expense claim and any claim in favor of any ABL Lender Party arising under Section 507(b) of the Bankruptcy Code shall be pari passu with the grant of adequate protection in favor of any Term Loan Lender Party in respect of the Term Loan Priority Collateral in the form of a superpriority or other administrative expense claim under Section 507(b) of the Bankruptcy Code. Any claim arising under Section 507(b) of the Bankruptcy Code in favor of any ABL Lender Party in respect of the Term Loan Priority Collateral shall be pari passu with the claims arising under Section 507(b) of the Bankruptcy Code in favor of any Term Loan Lender Party in respect of the ABL Priority Collateral (each a "Junior 507(b) Claim"), and in connection with any plan of reorganization, consent and agree that notwithstanding any rights under Section 1129(a)(9) of the Bankruptcy Code, any Junior 507(b) Claim may be paid in any combination of cash, securities or other property having a present value equal to the amount of such claims as of the effective date of confirmation of such plan (subject to the Payment Waterfall). The ABL Agent on behalf of the ABL Lender Parties agrees that no ABL Lender Party may seek adequate protection in the form of periodic cash payments from any Proceeds of Term Loan Priority Collateral. Subject to Section 4.2(c), the ABL Agent, on behalf of the ABL Lender Parties, agrees that the ABL Lender Parties shall not oppose or seek to challenge any claim by the Term Loan Lender Parties for allowance in any Insolvency Proceeding of Term Debt consisting of post-petition interest, fees or expenses to the extent of the value of the Lien securing the Term Debt in the Term Loan Priority Collateral. (c) If the Term Loan Lender Parties propose to offer DIP Financing (or consents to any other Person providing DIP Financing) during an Insolvency Proceeding secured by a Lien on Term Loan Priority Collateral or if any of the Term Loan Lender Parties consents to use of Cash Collateral constituting Term Loan Priority Collateral (the "Term Loan Cash Collateral"), the ABL Agent (on behalf of itself and the other ABL Lender Parties) agrees to consent to (and will be deemed to have consented to) and will raise no objection to such DIP Financing or Cash Collateral use, and, ABL Agent will subordinate and will be deemed to have subordinated its Liens in the Term Loan Priority Collateral securing such DIP Financing to the Liens securing -35-

such DIP Financing on the same terms (but on a basis junior to the Liens of the Term Loan Agent) as the Liens of the ABL Agent are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement) and to any customary and reasonable carveout for professional fees and/or fees of the Office of the United States Trustee authorized in connection with such Term Loan Cash Collateral usage or DIP Financing so long as each of the following conditions are satisfied: (i) the ABL Agent's Liens with respect to the ABL Priority Collateral shall remain senior and prior to the Liens of Term Loan Agent with respect to such ABL Priority Collateral and the priority Liens of the ABL Lender Parties in the ABL Priority Collateral shall not be subject to any surcharges under 11 U.S.C. §§506(c), 726 or laws of similar import and shall not be subject to any carveout provided in any such DIP Financing, including any carveout provided to an official or unofficial committee of creditors or Office of the United States Trustee; and (ii) such DIP Financing shall not, in any event, expressly require the liquidation of all or any portion of the ABL Priority Collateral prior to a default (it being agreed that the inclusion of milestones with respect to a going concern sale of all or substantially all of the Collateral under such DIP Financing shall not be deemed to constitute such a condition). The Term Loan Agent, on behalf of the Term Loan Lender Parties, agrees that the Term Loan Lender Parties shall not seek adequate protection in the form of an additional Lien or "replacement Lien" with respect to the ABL Priority Collateral, unless ABL Agent is granted adequate protection in the form of an additional Lien or "replacement Lien" on such Collateral, which additional or "replacement Lien" of Term Loan Agent with respect to such Term Loan Priority Collateral (if obtained) shall be subordinate to all Liens, including adequate protection Liens or "replacement Liens" of ABL Agent in such Collateral (subject to the Payment Waterfall). Any adequate protection granted in favor of any Term Loan Lender Party in respect of the Term Loan Priority Collateral in the form of a superpriority or other administrative expense claim and any claim in favor of any Term Loan Lender Party arising under Section 507(b) of the Bankruptcy Code shall be pari passu with the grant of adequate protection in favor of any ABL Lender Party in respect of the ABL Priority Collateral in the form of a superpriority or other administrative expense claim and any claim in favor of any ABL Lender Party under Section 507(b) of the Bankruptcy Code. Any Junior 507(b) Claim of any Term Loan Lender Party shall be pari passu with the Junior 507(b) Claims of any ABL Lender Party, and in connection with any plan of reorganization, consent and agree that notwithstanding any rights under Section 1129(a)(9) of the Bankruptcy Code, any Junior 507(b) Claim may be paid in any combination of cash, securities or other property having a present value equal to the amount of such claims as of the effective date of confirmation of such plan (subject to the Payment Waterfall). The Term Loan Agent, on behalf of the Term Loan Lender Parties, agrees that no Term Loan Lender Party may seek adequate protection payments in the form of periodic cash payments from any ABL Priority Collateral. Subject to 4.2(b), the Term Loan Agent, on behalf of the Term Loan Lender Parties, agrees that the Term Loan Lender Parties shall not oppose or seek to challenge any claim by the Term Loan Lender Parties for allowance in any Insolvency Proceeding of ABL Debt consisting of post-petition interest, fees or expenses to the extent of the value of the Lien securing the ABL Debt in the ABL Priority Collateral. 4.3 If any Obligor shall be subject to any Insolvency Proceeding and the Term Loan Lender Parties shall agree to permit a sale, liquidation or other disposition of the Term Loan Priority Collateral free and clear of Liens or other claims, under Section 363, 365 or 1129 of the Bankruptcy Code or otherwise, then the ABL Agent, on behalf of the ABL Lender Parties, agrees that the ABL Lender Parties will not (i) raise any objection to or contest such sale, -36-

liquidation or other disposition or request adequate protection or any other relief in connection therewith, or (ii) directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition, and the ABL Lender Parties will be deemed to have consented thereto (including pursuant to Section 363(f) of the Bankruptcy Code); provided, however, the foregoing agreements by ABL Agent shall not apply with respect to a sale, liquidation or other disposition of ABL Priority Collateral, which is subject to the provisions set forth in Section 4.4. Notwithstanding the foregoing, the ABL Lender Parties shall be permitted to raise any objections to any such disposition that could be raised by any creditor of the Obligors whose claims were unsecured. 4.4 If any Obligor shall be subject to any Insolvency Proceeding and the ABL Lender Parties shall agree to permit a sale, liquidation or other disposition of the ABL Priority Collateral free and clear of Liens or other claims, under Section 363, 365 or 1129 of the Bankruptcy Code or otherwise, then the Term Loan Agent, on behalf of the Term Loan Lender Parties, agrees that the Term Loan Lender Parties will not (i) raise any objection to or contest such sale, liquidation or other disposition or request adequate protection or any other relief in connection therewith, or (ii) directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition, and the Term Loan Lender Parties will be deemed to have consented thereto (including pursuant to Section 363(f) of the Bankruptcy Code); provided, however, the foregoing agreements by Term Loan Agent (or any other Term Loan Lender Party) shall not apply with respect to a sale, liquidation or other disposition of Term Loan Priority Collateral, which is subject to the provisions set forth in Section 4.3. Notwithstanding the foregoing, the Term Loan Lender Parties shall be permitted to raise any objections to any such disposition that could be raised by any creditor of the Obligors whose claims were unsecured. 4.5 If, in any Insolvency Proceeding involving an Obligor, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a confirmed plan of reorganization or similar dispositive restructuring plan, both on account of ABL Debt and on account of Term Debt, then, to the extent the debt obligations distributed on account of the ABL Debt and on account of the Term Debt are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations. The provisions of Section 1129(b)(1) of the Bankruptcy Code notwithstanding, the Lenders agree that they will not propose, support, or vote in favor of any plan of reorganization of an Obligor that is inconsistent with the priorities or other provisions of this Agreement. If, in connection with an Insolvency Proceeding involving an Obligor, the Term Loan Lender Parties receive any cash, debt, or equity securities on account of their Term Loan Secured Claims in respect of their interest in the ABL Priority Collateral (excluding, for the avoidance of doubt, debt obligations referenced in the first sentence of this Section 4.5), the Term Loan Agent or the other Term Loan Lender Parties, as applicable, shall turn over such cash, claims, or securities to ABL Agent for application in accordance with the Payment Waterfall, unless the distribution of such cash, claims, or securities is made pursuant to a confirmed plan of reorganization of such Obligor that is accepted by the requisite affirmative vote of all classes composed of the secured claims of the ABL Lender Parties in the ABL -37-

Priority Collateral pursuant to Section 1126 of the Bankruptcy Code. If, in connection with an Insolvency Proceeding involving an Obligor, the ABL Lender Parties receive any cash, debt, or equity securities on account of their ABL Secured Claims in respect of their interest in the Term Loan Priority Collateral (excluding, for the avoidance of doubt, debt obligations referenced in the first sentence of this Section 4.5), the ABL Agent or the other ABL Lender Parties, as applicable, shall turnover such cash, claims, or securities to the Term Loan Lender Parties (as directed by either the Term Loan Agent or the Term Loan Lender Parties in writing) for application in accordance with the Payment Waterfall, unless the distribution of such cash, claims, or securities is made pursuant to a confirmed plan of reorganization of such Obligor that is accepted by the requisite affirmative vote of all classes composed of the secured claims of the Term Loan Lender Parties in the Term Loan Priority Collateral pursuant to Section 1126 of the Bankruptcy Code. 4.6 Each of the Term Loan Agent, for itself and on behalf of each other Term Loan Lender Party, and the ABL Agent, for itself and on behalf of each other ABL Lender Party, acknowledges and agrees that (a) the claims and interests of the ABL Lender Parties and the Term Loan Lender Parties are not "substantially similar" within the meaning of Section 1122 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, (b) the grants of the Liens pursuant to the ABL Loan Documents and the Term Loan Documents constitute two separate and distinct grants of Liens, (c) because of, among other things, their differing rights in the Collateral, the ABL Debt is fundamentally different from the Term Debt, and vice versa, and the ABL Debt and the Term Debt must be separately classified in any plan of reorganization proposed or adopted in any Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Lender Parties and the Term Loan Lender Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Section 2.2 and Section 2.4, all distributions shall be made as if there were separate classes of secured claims against the Obligors in respect of the Collateral. SECTION 5. MISCELLANEOUS 5.1 The Term Loan Agent and the Term Loan Lenders, on the one hand, and the ABL Agent and the ABL Lenders, on the other hand, each hereby represents and warrants to the other Lenders that: (i) the execution, delivery and performance of this Agreement by such Lender is within the powers of such Lender, have been duly authorized by such Lender, and do not contravene any law, any provision of any of the Documents to which such Lender is a party or any other agreement to which such Lender is a party or by which it is bound, and (ii) this Agreement constitutes the legal, valid and binding obligations of such Lender, enforceable in accordance with its terms and shall be binding on it (except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and by equitable principles). The ABL Agent represents and warrants to the Term Loan Lender Parties that it has been authorized by the ABL Lender Parties under the ABL Credit Agreement to enter into this Agreement on behalf of each of the ABL Lender Parties and that each ABL Lender Party is bound by the terms and provisions of this Agreement. -38-

5.2 Any amendment, restatement, supplement, modification, waiver, permit, consent or approval by any Lender of or under any provision, condition or covenant to this Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment, restatement, supplement, or other modification of this Agreement must be in writing and signed by the ABL Agent and the Term Loan Lender Parties, and Obligors shall have no right to consent to any amendment, restatement, supplement or other modification of this Agreement (and any such amendment, restatement, supplement or other modification of this Agreement shall be effective without any signature of any Obligor). 5.3This Agreement shall be binding upon each Lender and its respective successors and assigns and shall inure to the benefit of each Lender and its respective successors, participants and assigns. In connection with any participation or other transfer or assignment of the ABL Debt or the Term Debt, a Lender shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Agreement. In the case of any participation or other transfer or assignment the participant, assignee or transferee acquiring any interest in the Term Debt or the ABL Debt, as the case may be, shall execute and deliver to the ABL Agent or the Term Loan Lender Parties, respectively, a written acknowledgment of receipt of a copy of this Agreement and the written agreement by such Person to be bound by the terms of this Agreement. The ABL Credit Agreement shall provide that at all times the ABL Agent has the power and authority to bind the ABL Lender Parties for which it acts as agent to the terms of this Agreement and to act as agent for the ABL Lender Parties in respect of receiving all notices to be delivered to an ABL Lender Party hereunder. 5.4 In connection with any assignment or transfer of any or all of the indebtedness of the ABL Lender Parties or any or all rights of ABL Lender Parties in the property of the Obligors (other than pursuant to a participation) that is permitted by this Agreement (other than, for the avoidance of doubt, in connection with the exercise of the purchase option in Section 3), the Term Loan Lender Parties agree to execute and deliver an agreement identical to this Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any such permitted assignee or transferee and, in addition, will execute and deliver an agreement identical to this Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any permitted third person who succeeds to or Refinances, replaces or substitutes for any or all of the ABL Lender Parties' financing of the Borrowers in a manner that is expressly permitted by this Agreement, whether such successor or replacement financing occurs by transfer, assignment, "takeout" or any other means or vehicle, so long as, in each case, it is permitted by this Agreement. In connection with any assignment or transfer of any or all of the indebtedness of the Term Loan Agent and the Term Loan Lenders or any or all rights of the Term Loan Agent and the Term Loan Lenders in the property of any Obligor (other than pursuant to a participation) that is permitted by this Agreement, the ABL Lender Parties agree to execute and deliver an agreement identical to this Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any such permitted assignee or transferee and, in addition, will execute and deliver an agreement identical to this Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any permitted third person who succeeds to or Refinances, replaces or substitutes for any or all of the Term Loan Agent's and the Term Loan Lenders' financing of any Obligor in a manner that is expressly permitted by this Agreement, whether such successor or replacement financing occurs -39-

by transfer, assignment, "takeout" or any other means or vehicle, so long as, in each case, it is permitted by this Agreement. Notwithstanding anything to the contrary in this Agreement, no Lender shall assign its rights or obligations under this Agreement to any of the Obligors or any of their Subsidiaries. 5.5(a)The ABL Agent hereby acknowledges and agrees that it holds Liens in and on any of the Collateral in its possession or under its control (or, in each case, in the possession or under the control of its representatives), in its capacity as collateral agent on behalf of each of itself and the Term Loan Agent for the benefit of the Term Loan Lender Parties, respectively, including, without limitation, Liens on deposit accounts, securities accounts, commodity accounts, lockboxes or other similar accounts and the Term Loan Agent hereby acknowledges and agrees that it holds Liens in and on any of the Collateral in its possession or under its control (or in the possession or under the control of its representatives), in its capacity as collateral agent on behalf of each of itself and the ABL Agent for the benefit of the ABL Lenders, respectively, including, without limitation, Liens on deposit accounts deposit accounts, securities accounts, commodity accounts, lockboxes or other similar accounts; provided, that, the Lender in the possession or control of any Collateral shall not have any duty or liability to protect or preserve any rights pertaining to such Collateral, or any obligation to the non-possessing or non-controlling Lenders with respect to such Collateral other than as expressly set forth in this Section 5.5, and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, each non-possessing or non-controlling Lender hereby waives and releases each of the other Lenders from, all claims and liabilities arising pursuant to the possessing or controlling Lender's role as collateral agent with respect to the Collateral. (b) Prior to the Payment in Full of the ABL Priority Debt, any ABL Priority Collateral in the possession or under the control of the Term Loan Agent or any Term Loan Lender shall be forthwith delivered to the ABL Agent, except as otherwise may be required by applicable law or court order. After Payment in Full of the ABL Priority Debt, the ABL Lender Parties shall deliver (i) the remainder of the ABL Priority Collateral, if any, in its possession to the Term Loan Agent (for the benefit of the Term Loan Lender Parties), except as may otherwise be required by applicable law or court order, (ii) a written notice prepared by any of the Term Loan Lender Parties (at Borrowers' and the other Obligors’ sole expense) to each landlord that has executed a landlord's waiver and each bailee that has executed a bailee waiver stating that the Term Loan Lender Parties are entitled to exercise the rights and take the actions set forth in such landlord's waiver or bailee waiver and (iii) a written notice prepared by any of the Term Loan Lender Parties (at Borrowers' and the other Obligors’ sole expense) to each institution or intermediary maintaining a bank account, securities account, commodity account, lockbox or other similar account of any Obligor stating that the Term Loan Lender Parties are entitled to exercise the rights and actions set forth in such institution's deposit account control agreement, securities account control agreement, commodity account control agreement or other similar agreement. (c) Prior to the Payment in Full of all of the Term Debt, any Term Loan Priority Collateral in the possession or under the control of the ABL Agent shall be forthwith delivered to the Term Loan Agent (for the benefit of the Term Loan Lender Parties), except as otherwise may be required by applicable law or court order. After Payment in Full of the Term Debt, the Term -40-

Loan Lender Parties shall deliver (i) the remainder of the Term Loan Priority Collateral, if any, in its possession to the ABL Agent, except as may otherwise be required by applicable law or court order, (ii) a written notice prepared by the ABL Agent (at Borrowers' and the other Obligors’ sole expense) to each landlord that has executed a landlord's waiver and each bailee that has executed a bailee waiver stating that the ABL Agent is entitled to exercise the rights and take the actions set forth in such landlord's waiver or bailee waiver and (iii) a written notice prepared by the ABL Agent (at Borrowers' and the other Obligors’ sole expense) to each institution or intermediary maintaining a bank account, securities account, commodity account, lockbox or other similar account of any Obligor stating that the ABL Agent is entitled to exercise the rights and actions set forth in such institution's deposit account control agreement, securities account control agreement, commodity account control agreement or other similar agreement. (d) The ABL Agent agrees that, with respect to any Collateral under its control consisting of deposit accounts, securities accounts, commodity accounts, lockboxes or other similar accounts, at the written request of any of the Term Loan Lender Parties at any time when the Term Loan Agent and the Term Loan Lenders would be permitted to take Enforcement Actions against ABL Priority Collateral pursuant to the terms of this Agreement, the ABL Agent shall deliver a written notice prepared by any of the Term Loan Lender Parties (at Borrowers' and the other Obligors’ sole expense) to the applicable financial institution or other institution or intermediary directing that all proceeds of ABL Priority Collateral shall be remitted to the ABL Agent or the Term Loan Lender Parties, as applicable, for application in accordance with the applicable Payment Waterfall. 5.6 All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received: if delivered in person, immediately upon delivery; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; if mailed by certified mail, return receipt requested three (3) days after mailing to the parties; and if delivered by facsimile or electronic mail when sent, provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient, in each case of the foregoing, at the applicable parties' applicable addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section 5.6): If to the ABL Agent or any ABL Lender: Encina Business Credit, LLC 123 N Wacker Suite 2400 Chicago, IL 60606 Attention: Thomas Sullivan Email: -41-

with a copy to (which shall not constitute notice): Goldberg Kohn Ltd. 55 East Monroe Street, Suite 3300 Chicago, Illinois 60603 Telephone: Facsimile: Email: Attention: Danielle Wildern Juhle If to the Term Loan Agent or any Term Loan Lender: c/o Deerfield Management Company, L.P. 780 Third Avenue, 37th Floor New York, NY 10017 Facsimile: E-mail: Attention: David J. Clark, Esq. and a copy to (which shall not constitute notice): Katten Muchin Rosenman LLP 2029 Century Park East, Suite 2600 Los Angeles, CA 90067 Attention: Kristopher Ring and Mark Wood Facsimile: Either of the above Lenders may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Lender in conformity with this Section 5.6, but such change shall not be effective until notice of such change has been received by the other Lender. 5.7 EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT, THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK AND PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE ABL DEBT OR TERM DEBT, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH LENDER. EACH PARTY HERETO EXPRESSLY SUBMITS AND -42-Email:

CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS FOR NOTICES PURSUANT TO SECTION 5.6 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. 5.8IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (BUT NOT THE LAW OF CONFLICTS) APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. 5.9 FINANCIAL RESOLVED BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS AREMOST QUICKLY AND ECONOMICALLY BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES HERETO WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO. 5.10 This Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument. Signatures delivered by facsimile or email transmission shall have the same force and effect as original signatures. 5.11 Except as expressly provided in Section 5.3 and Section 5.4 and except for consents which are deemed to have been given under Section 2.10 hereof, this Agreement is solely for the benefit of the Lenders and their respective successors, participants and assigns, and -43-

no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. 5.12 This Agreement is a continuing agreement and shall remain in full force and effect until the earlier of (i) the Payment in Full of the ABL Debt or (ii) the Payment in Full of the Term Debt. 5.13 The Lenders shall each be responsible for keeping themselves informed of (a) the financial condition of the Obligors and all other all endorsers, obligors and/or guarantors of the ABL Debt and/or Term Debt and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Debt and Term Debt. No Lender shall have any duty to advise any other Lender of information known to it regarding such condition or any such other circumstances. No Lender assumes any liability to any other Lender or to any other Person with respect to: (i) the financial or other condition of Obligors, (ii) the enforceability, validity, value or collectability of the ABL Debt, the Term Debt, any Collateral therefor or any guarantee or security which may have been granted in connection with any of the foregoing or (iii) any Obligor's title or right to transfer any Collateral or security. 5.14 For purposes of this Agreement, the words "including" and "include" shall mean "including, without limitation" and "include, without limitation". 5.15 Should any Lender in any way take, attempt to, or threaten to take any action contrary to terms of this Agreement with respect to the Collateral, or fail to take any action required by this Agreement, the ABL Agent or any of the Term Loan Lender Parties, as the case may be, may obtain relief against such Lender by injunction, specific performance, or other appropriate equitable relief, it being understood and agreed that (a) damages from such actions may at that time be difficult to ascertain and may be irreparable, and (b) each Lender waives any defense that the ABL Agent or any of the Term Loan Lender Parties, as the case may be, cannot demonstrate damage and/or be made whole by the awarding of damages. The parties hereto hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the ABL Agent or any of the Term Loan Lender Parties, as the case may be. 5.16 Each party hereto agrees to cooperate fully with each other party hereto to effectuate the intent and provisions of this Agreement and, from time to time, to take such further action and to execute and deliver such additional agreements, instruments and documents (in recordable form, if requested) as the applicable party may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement. 5.17 If, in accordance with the terms of this Agreement, a Junior Secured Creditor pays or distributes cash, property, or other assets to a Senior Secured Creditor, the Junior Secured Creditor will be subrogated to the rights of the Senior Secured Creditor with respect to the value of the payment or distribution; provided that the Junior Secured Creditor postpones all rights of subrogation arising hereunder or otherwise in respect of any such payment or distribution until the discharge of the Debt secured by the applicable senior Lien in accordance with the terms of this Agreement. Such payment or distribution will not reduce the applicable Debt with respect to the Obligors. -44-

5.18 Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, none of the Conversion Shares, the Principal Payment Shares, the Interest Payment Shares, the Registration Rights Agreement or the Second Amendment Registration Rights Agreement (in each case, as defined in the Term Credit Agreement as in effect on the date hereof) or any obligations or payments thereunder or in respect thereof (including in respect of the issuance of any Conversion Shares, Principal Payment Shares or Interest Payment Shares) or in respect of the conversion of the Notes (as defined in the Term Credit Agreement), shall be subject to any restrictions, caps, prohibitions or limitations under this Agreement. 5.19 The parties hereto acknowledge that (a) neither any such party nor any Obligor has any obligation of confidentiality (or other duty of trust or confidence) in respect of this Agreement, the ABL Loan Documents (other than any fee letter constituting an ABL Loan Document) or the terms hereof or thereof, and (b) the Company may describe the terms of this Agreement and the ABL Loan Documents (other than any fees reasonably identified as confidential by ABL Agent to any Obligor) in a filing (or filings) with the SEC, and may file each of this Agreement and the ABL Loan Documents (other than any fee letter constituting an ABL Loan Document) (in its entirety and without redaction) with the SEC, and thereby make publicly available such terms and agreements. 5.20 The parties hereto (a) acknowledge that all Deposit Accounts of the Obligors in existence on the date hereof and that are not Restricted Accounts have been designated between the Term Loan Agent and the ABL Agent, in a manner acceptable to both, as either Term Priority Deposit Accounts or ABL Priority Deposit Accounts and (b) agree to work in good faith to so designate any new Deposit Accounts opened in the future and acknowledge and agree that any such Deposit Accounts shall not constitute ABL Priority Deposit Accounts or Term Priority Deposit Parties. Accounts until so agreed in writing by the ABL Agent and the Term Loan Lender [remainder of page intentionally left blank; signature pages follow] -45-

IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written. ABL AGENT, on behalf of ABL Lender Parties: ENCINA BUSINESS CREDIT, LLC By: /s/ Jean R. Elis Name: Jean R. Elis Title: Authorized Signatory Signature Page to Intercreditor Agreement

TERM LOAN AGENT: DEERFIELD MGMT, L.P. By: J.E. Flynn Capital III, LLC, General Partner By: /s/ David J. ClarkName: David J. Clark Title: Authorized Signatory TERM LOAN LENDERS: DEERFIELD PRIVATE DESIGN FUND III, L.P. By: Deerfield Mgmt III, L.P., General Partner By: J.E. Flynn Capital III, LLC, General Partner By: /s/ David J. ClarkName: David J. Clark Title: Authorized Signatory DEERFIELD SPECIAL SITUATIONS FUND, L.P. By: Deerfield Mgmt III, L.P., General Partner By: J.E. Flynn Capital III, LLC, General Partner By: /s/ David J. Clark Name: David J. Clark Title: Authorized Signatory Signature Page to Intercreditor Agreement

Each of the undersigned hereby acknowledges and agrees to the foregoing Intercreditor Agreement. By its signature below, each of the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions of the foregoing Intercreditor Agreement. In addition, each of the undersigned agrees that (x) any Lender holding or otherwise controlling ABL Priority Collateral (the "ABL Controlling Creditor") does so as bailee (under the UCC) for and on behalf of the other Lenders which have a Lien on such ABL Priority Collateral, and each ABL Controlling Creditor is hereby authorized to and may turn over to any of the Term Loan Lender Parties upon request therefor any such ABL Priority Collateral, after all obligations and indebtedness of the undersigned to such ABL Controlling Creditor shall have been Paid in Full and (y) any Lender holding or otherwise controlling Term Loan Priority Collateral (the "Term Controlling Creditor") does so as bailee (under the UCC) for and on behalf of the other Lenders which have a Lien on such Term Loan Priority Collateral, and each Term Controlling Creditor is hereby authorized to and may turn over to the ABL Agent upon request therefor any such Term Loan Priority Collateral, after all obligations and indebtedness of the undersigned to such Term Controlling Creditor shall have been Paid in Full. Each of the undersigned hereby acknowledges and agrees that (a) it will not (i) open after the date hereof any new Deposit Accounts that are not Restricted Accounts unless the Term Loan Lender Parties and ABL Agent have agreed in writing on the designation of such new Deposit Accounts as being either Term Priority Deposit Accounts or ABL Priority Deposit Accounts, (ii) deposit (or otherwise hold, maintain or keep) in any ABL Priority Deposit Account or any other Deposit Account (other than a Term Priority Deposit Account) (A) any Term Loan Priority Collateral, (B) any amounts held, maintained or kept in any Term Priority Deposit Account, (C) any proceeds of any Term Loan Priority Collateral, (D) any proceeds of the sale or other disposition of any Equity Interests in the Company or any of its Affiliates (including, without limitation and for the avoidance of doubt cash and other amounts which are held in any Term Priority Deposit Account as of the date hereof or at any time after the date hereof), (E) any proceeds from third party sources that are outside the ordinary course of business of the Company, any other Obligor and/or their Subsidiaries and (F) any proceeds or amounts of loans, credit extensions or other advances under the Term Loan Documents, or (iii) deposit (or otherwise hold, maintain or keep) in any Term Priority Deposit Account or any other Deposit Account (other than an ABL Priority Deposit Account or a Restricted Account) (A) any ABL Priority Collateral, (B) any proceeds of any ABL Priority Collateral or (C) any proceeds of revolving loans under the ABL Credit Agreement; (b) any breach or violation of any clause or provision in this paragraph shall be an immediate “Event of Default” (as defined in the Term Credit Agreement) and an immediate “Event of Default” (as defined in the ABL Credit Agreement); and (c) the foregoing Intercreditor Agreement is a “Loan Document” (as defined in the Term Credit Agreement) and a “Loan Document” (as defined in the ABL Credit Agreement). Each of the undersigned acknowledges and agrees that: (i) although it may sign this Intercreditor Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement, and (ii) it will execute and deliver such additional agreements, instruments and documents and take such additional action as may be necessary or desirable in the reasonable opinion of any of the Lenders to effectuate the provisions and purposes of the foregoing Intercreditor Agreement.

[remainder of page intentionally left blank; signature page follows] -49-

NEOS THERAPEUTICS, INC.,
a Delaware corporation, as an Obligor

By:/s/ Gerald McLaughlin
Name: Gerald McLaughlin
Title: Chief Executive Officer and President

NEOS THERAPEUTICS COMMERCIAL, LLC, a Delaware limited liability company, as an Obligor

By:/s/ Gerald McLaughlin
Name: Gerald McLaughlin
Title: Chief Executive Officer and President

NEOS THERAPEUTICS BRANDS, LLC,
a Delaware limited liability company, as an Obligor

By:/s/ Gerald McLaughlin
Name: Gerald McLaughlin
Title: Chief Executive Officer and President

NEOS THERAPEUTICS, LP,
a Texas limited partnership, as an Obligor

By: PharmaFab Texas, LLC, its general partner

By: /s/ Gerald McLaughlin
Name: /s/ Gerald McLaughlin
Title: Sole Manager

PHARMAFAB TEXAS, LLC,
a Texas limited liability company, as an Obligor

By: /s/ Gerald McLaughlin
Name: Gerald McLaughlin
Title: Sole Manager

Signature Page to Intercreditor Agreement

EXHIBIT A FORM OF ABL REQUIRED PURCHASE OPTION INFORMATION [See Attached]

APPROVED FORMAT OF REQUIRED ABL PURCHASE OPTION INFORMATION1 The amount of the ABL Debt, the ABL Priority Debt and the ABL Purchase Price2: 1. a. ABL Debt as of the close of the Business Day [insert date]: $ . b. ABL Priority Debt as of the close of the Business Day [insert date]: $ . c. ABL Purchase Price: as of the close of the Business Day [insert date]: $ . 2. (i) Definitions of the collateral pledged thereunder, (ii) reasonable description (including, without limitation, the legal names thereof as set forth in the most recent charter documents (certified by the applicable governmental office of the state of organization of such Person) delivered by the Obligors or their representatives or ordered by any of the ABL Lender Parties or their representatives, after giving effect to any notices of changes to such legal names provided by any of the Obligors or their representatives in accordance with the ABL Loan Documents) of all borrowers, guarantors, endorsers and obligors under the ABL Loan Documents and (iii) reasonable description and definition of the Obligations under the ABL Loan Documents: a. [Insert current definition of Collateral and Excluded Property from ABL Credit Agreement and the other ABL Loan Documents and provide granting clause]: Collateral definition from ABL Credit Agreement: ["Collateral" means all property and interests in property in or upon which a security interest, mortgage, pledge or other Lien is granted pursuant to this Agreement or the other Loan Documents, including all of the property of each Loan Party Obligor described in Section 5.1 of the ABL Credit Agreement, but excluding any Excluded Property.] Excluded Property definition from ABL Credit Agreement: [Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement or any other Loan Document shall not extend to (a) any permit or license issued by a Governmental Authority to any Loan Party or any agreement to which any Loan Party is a party, in each case, only to the extent and for so long as the terms of such permit, license or agreement or any requirement of applicable law, validly prohibit the creation by such Loan Party of a security interest in such permit, license or agreement in favor of the Lender (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or 1 Capitalized terms used herein without definition shall have the meaning set forth in the Intercreditor Agreement (the “Intercreditor Agreement”) to which this Exhibit A is attached. 2 Amounts as provided as of the date set forth herein and are subject to change given the revolving nature of the ABL Debt and will be updated upon request so long as the exact amounts thereof are provided in writing within a reasonable time prior to the Purchase Date that allows the Term Purchasing Lenders to determine whether to revoke the purchase of the ABL Priority Debt (or, as applicable, the ABL Debt).

provisions) or any other applicable law (including the Code) or principles of equity); (b) any intent-to-use trademark application, to the extent and for so long as creation by a pledgor of a security interest therein would result in the loss, termination, invalidity, cancellation, unenforceability or abandonment by such pledgor of any material rights therein; and (c) the Restricted Accounts (the forgoing, collectively, the "Excluded Property"; provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clauses (a), (b) or (c) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clauses (a), (b) or (c))).] Granting clause - (Section 5.1 of the ABL Credit Agreement): [“(a) all Accounts (whether or not Eligible Accounts) and all Goods whose sale, lease or other disposition by any Loan Party Obligor has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, any Loan Party Obligor; (b) all Chattel Paper (including Electronic Chattel Paper), Instruments, Documents, and General Intangibles (including all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guaranty claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory; (d) all Goods (other than Inventory), including Equipment, Health-Care-Insurance Receivables, vehicles, and Fixtures; (e) all Investment Property, including all rights, privileges, authority, and powers of each Loan Party Obligor as an owner or as a holder of Pledged Equity, including all economic rights, all control rights, authority and powers, and all status rights of each Loan Party Obligor as a member, equity holder or shareholder, as applicable, of each Issuer and any rights related to any Loan Party Obligors' capital account within the Issuer in respect of Investment Property; (f) all Deposit Accounts, bank accounts, deposits, money and cash; (g) all Letter-of-Credit Rights; (h) all Commercial Tort Claims listed in Section 2 of the Perfection Certificate; (i) all Supporting Obligations; (j) all life insurance policies; (k) all leases; (l) [Reserved]; (m) any other property of any Loan Party Obligor now or hereafter in the possession, custody or control of Agent or any agent or any parent, Affiliate or Subsidiary of Agent, any Lender or any Participant with Lender in the Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (n) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including proceeds of all insurance policies insuring the foregoing property (including hazard, flood and credit insurance), and all of each Loan Party Obligor's books and records relating to any of the foregoing and to any Loan Party's business.”] b. All borrowers, guarantors, endorsers and obligors under the ABL Loan Documents (and whether any such Persons are only obligated for certain (but not all) Obligations (and/or have provided only certain assets (instead of all or substantially all assets) as collateral), such as limited guarantors): [NEOS THERAPEUTICS, INC., a Delaware corporation ("Company"), NEOS THERAPEUTICS, LP, a Texas limited partnership (“NT LP”), NEOS

THERAPEUTICS BRANDS, LLC, a Delaware limited liability company ("NT Brands"); together with Company, [and] NT LP [and ], each a "Borrower" and collectively the "Borrowers")[, NEOS THERAPEUTICS COMMERCIAL, LLC, a Delaware limited liability company ("NT Commercial"), [and] PHARMAFAB TEXAS, LLC, a Texas limited liability company [and [ (“ ”)]] ("NT PharmaFab"; together with NT Commercial [and ], each an “Obligor” and collectively the “Obligors”), each of the foregoing in this paragraph a “Loan Party Obligor” and collectively the “Loan Party Obligors”).] c. [Obligations (and any “Secured Obligations” or “Guaranteed Obligations” definitions (or terms or words of similar context or meaning)): See amounts set forth in 1 above. The ABL Credit Agreement defines “Obligations” as: "Obligations" means all present and future Loans, advances, debts, liabilities, fees, expenses, obligations, guaranties, covenants, duties and indebtedness at any time owing by any Borrower or any Loan Party Obligor to Agent and Lenders, whether evidenced by this Agreement, any other Loan Document or otherwise, whether arising from an extension of credit, guaranty, indemnification or otherwise, whether direct or indirect (including those acquired by assignment and any participation by any Lender in any Borrower's or any Loan Party Obligor’s indebtedness owing to others), whether absolute or contingent, whether due or to become due and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute.] 3. Copies of ABL Loan Documents: [Dropbox link to folder which shall contain all agreements, instruments and documents listed on the Closing Checklist set forth on Exhibit B to the ABL Credit Agreement (and all Perfection Certificates and other agreements, instruments and documents that are “Loan Documents” under the ABL Credit Agreement or “ABL Loan Documents” under the Intercreditor Agreement (but excluding (i) any Borrowing Base Certificates that were dated and delivered more than one year prior to the date of the Purchase Trigger Notice and (ii) other immaterial notices and certificates delivered by any Loan Party to ABL Agent after the date of the ABL Credit Agreement), and any and all amendments, restatements, supplements, extensions, renewals, Refinancings, waivers, consents or other modifications to such agreements, instruments and documents entered into since the date of the ABL Credit Agreement] 4. To the extent not covered by #3 directly above, copies of all Lien perfection and control documents related to the Liens granted under the ABL Loan Documents (including filed and recorded copies thereof to the extent applicable and any amendments, continuations, releases and terminations thereof). [Dropbox link to folder which shall contain all such documents]

5. The deposit account of ABL Agent in which any ABL Purchase Price shall be paid by any Term Purchasing Lenders, any other wire information necessary or advisable for any Term Loan Lender to make such purchase and an executed W-9 from ABL Agent: a. Deposit account and wire transfer instructions for ABL Purchase Price: [To be completed at the time of delivery] b. W-9 from ABL Agent [to be] attached hereto.

EXHIBIT B FORM OF ASSIGNMENT AND ASSUMPTION 3 This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]4 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]5 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]6 hereunder are several and not joint.]7 Capitalized terms used but not defined herein (including, for the avoidance of doubt, Annex 1 hereto) shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified prior to the date hereof in accordance with the terms and provisions of the Intercreditor Agreement identified below, the “Credit Agreement”) or in the Intercreditor Agreement, as applicable. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the receipt and sufficiency of which are hereby acknowledged, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Assignor and Assignee in accordance with the Intercreditor Agreement as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement, the Loan Documents and any other agreements, documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the other Loan Documents any other agreements, documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] 3 Additional provisions to be included herein (or in a separate agreement) if the Person in the capacity of the ABL Agent is being removed or is resigning. 4 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 5 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 6 Select as appropriate. 7 Include bracketed language if there are either multiple Assignors or multiple Assignees.

“Assigned Interest”). Except as provided in this Assignment and Assumption, each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: 2. Assignee[s]: [Assignee is an [Affiliate][Approved Fund] of [identify Lender] 3. Borrowers: [Neos Therapeutics, Inc., a Delaware corporation, Neos Therapeutics Brands, LLC, a Delaware limited liability company, and Neos Therapeutics, LP, a Texas limited partnership] Other Loan Party Obligors: [Neos Therapeutics Commercial, LLC, a Delaware limited liability company, and PharmaFab Texas, LLC, a Texas limited liability company] 4. Agent: [Encina Business Credit, LLC], as the agent for the Lenders under the Credit Agreement 5. Credit Agreement: The Loan and Security Agreement dated as of October 2, 2019, by and among [Neos Therapeutics, Inc., a Delaware corporation (the "Company"), Neos Therapeutics Brands, LLC, a Delaware limited liability company ("NT Brands"), and Neos Therapeutics, LP, a Texas limited partnership ("NT LP"; together with the Company, NT Brands and NT LP, collectively the "Borrowers"), Neos Therapeutics Commercial, LLC, a Delaware limited liability company, as a “Loan Party Obligor” (as defined therein), PharmaFab Texas, LLC, a Texas limited liability company, as a “Loan Party Obligor” (as defined therein), the “Lenders” (as defined therein) parties thereto, Encina Business Credit, LLC, as “Agent” (as defined therein)], in the form included in the Required ABL Purchase Option Information (as defined in the Intercreditor Agreement dated as of October 2, 2019, by and between [Encina Business Credit, LLC, as the “ABL Agent” (as defined therein) for the “ABL Lender Parties” (as defined therein), Deerfield Mgmt, L.P., as the “Term Loan Agent” (as defined therein), DeerfieldPrivate Design Fund III, L.P., as a “Term Loan Lender” (as defined therein), and Deerfield Special Situations Fund, L.P., as a “Term Loan Lender” (as defined therein)] 6. Assigned Interest[s]: Assignor[ Assignee Facility Aggregate Amount of Percentage CUSIP

(if e) ]13 [7. Trade Date: [Page break] 8 List each Assignor, as appropriate. 9 List each Assignee, as appropriate. 10 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment and Assumption (e.g., “Revolving Credit Commitment,” “Term Loan Commitment,” etc.) 11 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 12 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 13 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date. s]8 [s]9 Assigne d10 Amount of Commitment/L oans for all Lenders11 Commitment/ Loans Assigned8 Assigned of Commitment / Loans12 Number applicabl $ $ % $ $ % $ $ %

Effective Date: , 20 The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S]14 [NAME OF ASSIGNOR] By:_ Title: [NAME OF ASSIGNOR] By:_ Title: ASSIGNEE[S]15 [NAME OF ASSIGNEE] By:_ Title: [NAME OF ASSIGNEE] By:_ Title: [Consented to and]16 Accepted: [NAME OF ADMINISTRATIVE AGENT], as Administrative Agent By: _ Title: 14 Add additional signature blocks as needed. 15 Add additional signature blocks as needed. 16 To be added only if the consent of the Agent is required by the terms of the Intercreditor Agreement.

ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, security interest, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby, (iv) it is not a Defaulting Lender, (v) the Lien perfection filings and documents set forth in Section 3 (f applicable) and Section 4 of the Required ABL Purchase Option Information (i.e., the document in the form of Exhibit A of the Intercreditor Agreement) have not been terminated by the ABL Agent, ABL Lender Parties, their Affiliates or related funds, their counsel, agents or representatives or Persons acting under their direction or control and no other actions have been taken by any of the foregoing Persons to (A) terminate or release the Liens that have ever been granted under the ABL Loan Documents or (B) subordinate in writing (or in another method enforceable by law or court or arbitration proceeding) the (or otherwise agree in writing (or in another method enforceable by law or court or arbitration proceeding) with any Person to provide for a lower) priority of any such Liens, (vi) its Commitment and its outstanding Loans are set forth in the table in Section 6 above of this Assignment and Assumption, (vii) it has not assigned, delegated or transferred (or provided participation sales or interests in) [the][the relevant] Assigned Interest (or any of its voting, consent or similar rights under the Loan Documents) to any Person, (viii) it has not on or prior to the date hereof entered into any amendments, restatements, supplements, modifications, Refinancings, extensions, waivers, terminations, releases or forbearance agreements (or consents to any departures) with respect to any of the Loan Documents or any of the other Required ABL Purchase Option Information except as disclosed prior to the date hereof in the information provided in writing pursuant to the Required ABL Purchase Option Information in accordance with the Intercreditor Agreement, (ix) the Required ABL Purchase Option Information provided in connection with the Purchase Notice dated [ ] (including, for the avoidance of doubt, any updates, supplements or changes to any Required ABL Purchase Option Information provided on or after such date) is true, correct, accurate and complete in all material respects (without giving effect to any double materiality otherwise provided for), (x) the amounts making up the ABL Purchase Price are the true, correct, accurate and complete amounts provided in accordance with the terms and provisions of the Intercreditor Agreement, (xi) it has been accorded the opportunity to receive such agreements, instruments, documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to sell, assign and transfer the Assigned Interest, and (xii) it has, independently and without reliance upon the Assignee or any of the Assignee’s Affiliates and based on such agreements, instruments, documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to sell, assign and transfer the Assigned Interest; (b) acknowledges that (i) it is a sophisticated investor engaged in the business of assessing and assuming investment risks with respect to securities, including securities such as the Assigned Interest, and further acknowledges that Assignee is entering into this Assignment and Assumption with Assignor in reliance on this acknowledgment, (ii)(A) none of it, the Assignee, any Loan Party, any Term Loan Lender Party, any ABL Lender Party or any of their Affiliates (or any of their related or managed funds) has any obligation of confidentiality (or other duty of trust or confidence) in respect of this Assignment and Assumption, the Intercreditor Agreement, any Loan Document or the terms hereof or thereof, and (B) each Loan Party and each of its Affiliates may describe the terms of this Assignment and Assumption, the Intercreditor Agreement and the Loan Documents in a filing (or filings) with the SEC, and may file each of this Assignment and Assumption, the Intercreditor Agreement and any Loan Document (in its entirety and without redaction) with the SEC, and thereby make publicly available such terms and agreements; and (c) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document (in each case of this clause (c)(i), other than those statements, warranties and/or representations by ABL Agent or any other ABL Lender Party expressly set forth in the Intercreditor Agreement or in this Assignment and Assumption), (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder (in each case of this clause (c)(ii), other than with respect to the due authorization, execution, delivery thereof by (and the legality, validity, enforceability and genuineness thereof with respect to) Assignor, managed) funds), (iii) the financial condition Affiliates or any other Obligor obligated in its Affiliates and its and their related (and/or of the Borrower, any of its Subsidiaries or respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Obligor of any of their respective obligations under any Loan Document. 1.2. Assignee[s]. [The][Each] Assignee represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v)(A) it has received a copy of the Credit Agreement in the form provided in the Required ABL Purchase Option Information, and (B) to the extent the Required ABL Purchase Option Information (and the statements, representations and warranties by the ABL Agent or any other ABL Lender Party expressly set forth in this Assignment and Assumption or the Intercreditor Agreement) are true, correct, accurate and complete in all material respects (without giving effect to any double materiality otherwise provided for), it has received such information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vi) other than with respect to the Required ABL Purchase Option Information (and the statements, representations and warranties by the ABL Agent or any other ABL Lender Party expressly set forth in this Assignment and Assumption or the Intercreditor Agreement), it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest. 2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee for amounts which have accrued prior to, on or after the Effective Date. Notwithstanding the foregoing, the Agent shall make all payments of interest, fees or other amounts paid or payable in kind prior to, on or after the Effective Date to [the][the relevant] Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument and agreement. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy, electronic mail or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (BUT NOT THE LAW OF CONFLICTS) APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. [remainder of page intentionally left blank]